UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-21189
PIMCO New York Municipal Income Fund III
(Exact name of registrant as specified in charter)
1345 Avenue of the Americas, New York, NY 10105
(Address of principal executive offices) (Zip code)
Lawrence G. Altadonna
1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: September 30, 2008
Date of reporting period: September 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORT TO SHAREHOLDERS

PIMCO Municipal Income Fund III
PIMCO California Municipal Income Fund III
PIMCO New York Municipal Income Fund III

Annual Report
September 30, 2008

Contents

Letter to Shareholders	1
Fund Insights/Performance & Statistics	2-7
Schedules of Investments	8-26
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets	30-31
Statements of Cash Flows	32-34
Notes to Financial Statements	35-43
Financial Highlights	44-46
Report of Independent Registered Public Accounting Firm	47
Tax Information/Annual Shareholder Meeting Results/Appointment of New Trustee	48
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	49-51
Privacy Policy/Proxy Voting Policies & Procedures	52
Dividend Reinvestment Plan	53
Board of Trustees	54-55
Principal Officers	56

PIMCO Municipal Income Funds III Letter to Shareholders
November 21, 2008
Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (the “Funds”) for the fiscal year ended September 30, 2008.

The U.S. bond market weakened during the second half of the reporting period as sub-prime mortgage exposure led to instability among banking institutions and tight credit throughout the economy. In this environment, investors shunned all but the safest of U.S. government securities. The Lehman Brothers Municipal Bond Index returned (1.87)% for the twelve-month period, trailing the broad market return of 3.65% as represented by the Lehman Brothers Aggregate Bond Index. The Federal Reserve and U.S. Treasury Department moved aggressively during the period to stave off bank failures and to inject liquidity into the banking system. The central bank reduced the Federal Funds rate six times in the period, reducing the benchmark rate on loans between member banks from 4.75% to 2%.

For specific information on the Funds and their performance during the reporting period, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

9.30.08   PIMCO Municipal Income Funds III Annual Report 1

PIMCO Municipal Income Fund III Fund Insights
September 30, 2008 (unaudited)

•	For the 12-month period ended September 30, 2008, PIMCO Municipal Income Fund III (“the Fund”) returned (20.92)% on net asset value (“NAV”) and (21.07)% on market price, compared with (12.44)% and (19.30)%, respectively, for the Lipper Analytical General Municipal Debt Funds (Leveraged) average.

•	Municipal bond yields decreased in the shortest maturities inside of five years, while increasing in all other maturities during the 12-month period ended September 30, 2008.

•	Duration hedging strategies affected performance negatively in the Fund during the reporting period. Interest rates on Treasuries and London Inter-Bank Offered Rate (“LIBOR”) swaps moved significantly lower for the 12-month period across all maturities due to a dramatic flight to quality twice during the period, leading to municipal underperformance.

•	Municipal to Treasury yield ratios moved much higher during the period, ended at ratios never before experienced in the municipal bond market. The 10-year ratio increased to 110% and 30-year ratio increased to 122%.

•	Exposure to corporate backed munis affected performance negatively as the corporate sector experienced considerable uncertainty, especially toward the end of the period. Exposure to hospital bonds also hurt performance as this sector underperformed during the period.

•	Exposure to pre-refunded bonds was positive for performance as investors moved into this sector as they moved to the higher quality investments. Exposure to General Obligation bonds was slightly positive for performance as they outperformed for the period.

•	Tobacco securitization sector holdings detracted from performance due to the flight to quality with investors only choosing to purchase the highest quality munis, especially toward the end of the period.

•	Exposure to zero coupon municipals was negative for performance as the Lehman Zero Coupon Index returned (13.76)% for the 12-month period.

•	The municipal yield curve steepened significantly during the period. The 15-, 20-, and 30-year maturity AAA General Obligation yields increased by 87, 88, and 84 basis points, respectively, while the two-year yield decreased by 90 basis points. The Fund had significant exposure to the long end of the muni curve which hurt performance as the curve steepened.

•	Long municipals dramatically underperformed long Treasuries and the taxable debt sector during the period as we saw two extreme flights to quality in February and September. The Lehman Long Municipal Bond Index returned (9.55)% during the 12-month period while the Long Government/Credit and the Long Lehman Treasury Indices returned (0.37)% and 10.43%, respectively.

•	Municipal bond issuance remained at increased levels with April and June both seeing issuance over $50 billion, which has never been experienced before. Auction rate issuers, as well as money market issuers, continue to refinance into longer-term debt due to rising interest costs. However, due to market turmoil towards the latter half of the third quarter, issuance has slowed from the pace set during the first two quarters. During the 12-month period, issuance totaled over $456 billion.

2 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Fund III Performance & Statistics
September 30, 2008 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 Year	(21.07)%	(20.92)%

5 Year	1.55%	1.09%

Commencement of Operations (10/31/02) to 9/30/08	1.32%	1.53%

Common Share Market Price/NAV Performance:
Commencement of Operations (10/31/02) to 9/30/08

Market Price/NAV:

Market Price	$11.17

NAV	$10.81

Premium to NAV	3.33%

Market Price Yield(2)	7.52%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at September 30, 2008.

9.30.08   PIMCO Municipal Income Funds III Annual Report 3

PIMCO California Municipal Income Fund III Fund Insights
September 30, 2008 (unaudited)

•	For the 12-month period ended September 30, 2008, PIMCO California Municipal Income Fund III (“the Fund”) returned (18.96)% on net asset value (“NAV”) and (21.60)% on market price, compared with (10.68)% and (16.14)%, respectively, for the Lipper Analytical California Municipal Debt Funds average.

•	Municipal bond yields decreased in the shortest maturities inside of five years, while increasing in all other maturities during the 12-month period ended September 30, 2008.

•	Duration hedging strategies affected performance negatively in the Fund during the reporting period. Interest rates on Treasuries and London Inter-Bank Offered Rate (“LIBOR”) swaps moved significantly lower for the 12-month period across all maturities due to a dramatic flight to quality twice during the period, leading to municipal underperformance.

•	Municipal to Treasury yield ratios moved much higher during the period, ended at ratios never before experienced in the municipal bond market. The 10-year ratio increased to 110% and 30-year ratio increased to 122%.

•	Exposure to hospital related bonds affected performance negatively as this sector underperformed during the period. Exposure to pre-refunded munis was positive for performance as investors moved into the sector seeking the highest quality asset toward the end of the period.

•	Tobacco securitization sector holdings detracted from performance due to the flight to quality with investors only choosing to purchase the highest quality munis, especially toward the end of the period.

•	Exposure to zero coupon municipals was negative for performance as the Lehman Zero Coupon Index returned (13.76)% for the 12-month period.

•	The municipal yield curve steepened significantly during the period. The 15-, 20-, and 30-year maturity AAA General Obligation yields increased by 87, 88, and 84 basis points, respectively, while the two-year yield decreased by 90 basis points.

•	Long municipals dramatically underperformed long Treasuries and the taxable debt sector during the period as we saw two extreme flights to quality in February and September. The Lehman Long Municipal Bond Index returned (9.55)% during the 12-month period while the Long Government/Credit and the Long Lehman Treasury Indices returned (0.37)% and 10.43%, respectively.

•	Municipal bonds within California underperformed the Lehman Municipal Bond Index during the 12-month period. Year-to-date, California continues to lead all other states in new issue volume. The state’s issuance has decreased by 8.20% from the same period last year to $48.2 billion.

•	The shape of the California State AAA insured municipal yield curve steepened significantly during the period in-line with the national market. Two-year maturity credits decreased by 75 basis points, 10-year maturities increased by 60 basis points, and 30-year maturities increased by 104 basis points. The Fund curves positioning affected performance negatively as a significant portion of the holdings were in the longer portion of the curve.

4 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO California Municipal Income Fund III Performance & Statistics
September 30, 2008 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 Year	(21.60)%	(18.96)%

5 Year	1.07%	2.52%

Commencement of Operations (10/31/02) to 9/30/08	0.20%	1.94%

Common Share Market Price/NAV Performance:
Commencement of Operations (10/31/02) to 9/30/08

Market Price/NAV:

Market Price	$10.54

NAV	$11.13

Discount to NAV	(5.30)%

Market Price Yield(2)	6.83%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at September 30, 2008.

9.30.08   PIMCO Municipal Income Funds III Annual Report 5

PIMCO New York Municipal Income Fund III Fund Insights
September 30, 2008 (unaudited)

•	For the 12-month period ended September 30, 2008, PIMCO New York Municipal Income Fund III (“the Fund”) returned (17.77)% on net asset value (“NAV”) and (22.55)% on market price, compared with (10.26)% and (16.98)%, respectively, for the Lipper Analytical New York Municipal Debt Funds average.

•	Municipal bond yields decreased in the shortest maturities inside of five years, while increasing in all other maturities during the 12-month period ended September 30, 2008.

•	Duration hedging strategies affected performance negatively in the Fund during the reporting period. Interest rates on Treasuries and London Inter-Bank Offered Rate (“LIBOR”) swaps moved significantly lower for the 12-month period across all maturities due to a dramatic flight to quality twice during the period, leading to municipal underperformance.

•	Municipal to Treasury yield ratios moved much higher during the period, ended at ratios never before experienced in the municipal bond market. The 10-year ratio increased to 110% and 30-year ratio increased to 122%.

•	Exposure to corporate backed munis affected performance negatively as the corporate sector experienced considerable uncertainty, especially toward the end of the period. Exposure to transportation related bonds also hurt performance as this sector underperformed during the period.

•	Exposure to pre-refunded munis was positive for performance as investors moved into the sector seeking the highest quality asset toward the end of the period. Exposure to special tax revenue bonds also helped performance during the period.

•	Tobacco securitization sector holdings detracted from performance due to the flight to quality with investors only choosing to purchase the highest quality munis, especially toward the end of the period.

•	Exposure to zero coupon municipals was negative for performance as the Lehman Zero Coupon Index returned (13.76)% for the 12-month period.

•	Long municipals dramatically underperformed long Treasuries and the taxable debt sector during the period as we saw two extreme flights to quality in February and September. The Lehman Long Municipal Bond Index returned (9.55)% during the 12-month period while the Long Government/Credit and the Long Lehman Treasury Indices returned (0.37)% and 10.43%, respectively.

•	Municipal bonds within New York outperformed the Lehman Municipal Bond Index for the 12-month period. Year-to-date, issuers in New York State have issued $32.3 billion in bonds, 52% higher than the same period last year. New York ranks third among states in terms of issuance.

•	The shape of the New York Insured AAA municipal yield curve steepened during the period. Two-year maturity AAA credits decreased by 76 basis points, 10-year maturities increased by 52 basis points, and 30-year maturities increased by 94 basis points. The Fund curves positioning affected performance negatively as a significant portion of the holdings were in the longer portion of the curve.

•	Municipal bond issuance remained at increased levels with April and June both seeing issuance over $50 billion, which has never been experienced before. Auction rate issuers, as well as money market issuers, continue to refinance into longer term debt due to rising interest costs. However, due to market turmoil towards the latter half of the third quarter, issuance has slowed from the pace set during the first two quarters. During the 12-month period, issuance totaled over $456 billion.

6 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO New York Municipal Income Fund III Performance & Statistics
September 30, 2008 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 Year	(22.55)%	(17.77)%

5 Year	(0.41)%	1.55%

Commencement of Operations (10/31/02) to 9/30/08	(0.99)%	2.00%

Common Share Market Price/NAV Performance:
Commencement of Operations (10/31/02) to 9/30/08

Market Price/NAV:

Market Price	$10.00

NAV	$11.45

Discount to NAV	(12.66)%

Market Price Yield(2)	6.30%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at September 30, 2008.

9.30.08   PIMCO Municipal Income Funds III Annual Report 7

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2008

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MUNICIPAL BONDS & NOTES–97.5%
	Alabama–0.7%
$5,000	Birmingham Baptist Medical Centers Special Care Facs. Financing Auth. Rev, 5.00%, 11/15/30, Ser. A	Baa1/NR	$3,927,100
1,500	Colbert Cnty., Northwest Health Care Auth., Health Care Facs. Rev., 5.75%, 6/1/27	Baa3/NR	1,355,250

			5,282,350

	Alaska–0.8%
3,100	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	Baa3/NR	2,017,480
	State Housing Finance Corp. Rev.,
3,900	5.00%, 12/1/33, Ser. A	Aaa/AAA	3,367,845
1,000	5.25%, 6/1/32, Ser. C (MBIA)	Aa2/AA	917,360

			6,302,685

	Arizona–5.8%
	Health Facs. Auth. Rev.,
2,250	Beatitudes Project, 5.20%, 10/1/37	NR/NR	1,643,648
2,200	John C. Lincoln Health Network, 7.00%, 12/1/25, (Pre-refunded @ $102, 12/1/10) (c)	NR/BBB	2,426,886
1,500	Maricopa Cnty. Pollution Control Corp., Pollution Control Rev., 5.05%, 5/1/29 (AMBAC)	Aa3/AA	1,209,270
16,000	Pima Cnty. Industrial Dev. Auth. Rev., Correctional Facs., 5.00%, 9/1/39	Aa2/AA	14,206,880
	Salt River Project Agricultural Improvement & Power Dist. Rev., Ser. A (i),
5,000	5.00%, 1/1/35	Aa1/NR	4,720,700
16,000	5.00%, 1/1/37	Aa1/AA	15,054,560
5,600	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	Aa3/AA−	3,884,160

			43,146,104

	Arkansas–0.1%
7,000	Arkansas Dev. Finance Auth. Rev., zero coupon, 7/1/46 (AMBAC)	Aa3/NR	740,950

	California–10.1%
1,980	Chula Vista Community Facs. Dist., Special Tax, 5.25%, 9/1/30	NR/NR	1,642,608
	Golden State Tobacco Securitization Corp. Rev., Ser. A-1,
25,735	6.25%, 6/1/33	Aaa/AAA	27,675,934
21,000	6.75%, 6/1/39, (Pre-refunded @ $100, 6/1/13) (c)	Aaa/AAA	23,479,470
	State, GO,
400	5.00%, 6/1/37	A1/A+	362,148
840	5.00%, 11/1/37	A1/A+	760,208
14,460	5.00%, 11/1/37 (i)	A1/A+	13,086,445
5,800	5.00%, 12/1/37	A1/A+	5,248,478
3,060	Statewide Community Dev. Auth. Rev., Baptist Univ., 9.00%, 11/1/17, Ser. B (a)(d)	NR/NR	2,991,364

			75,246,655

8 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	California (continued)
	Colorado–2.6%
$1,000	Aurora Single Tree Metropolitan Dist., GO, 5.50%, 11/15/31	NR/NR	$829,310
9,955	Colorado Springs Rev., 5.00%, 11/15/30, Ser. B (i)	Aa2/NR	9,419,322
500	Confluence Metropolitan Dist. Rev., 5.45%, 12/1/34	NR/NR	393,135
	El Paso Cnty., CP, Ser. B (AMBAC),
1,725	5.00%, 12/1/23	Aa3/AA	1,578,858
1,500	5.00%, 12/1/27	Aa3/AA	1,329,135
1,000	Health Facs. Auth. Rev., American Baptist Homes, 5.90%, 8/1/37, Ser. A	NR/NR	802,240
1,500	Housing & Finance Auth. Rev., Evergreen Country Day School, 5.875%, 6/1/37 (a)(d)	NR/BB	1,239,900
4,000	Saddle Rock Metropolitan Dist., GO, 5.35%, 12/1/31 (Radian)	NR/BBB+	3,425,960
340	State School of Mines Auxiliary Facs. Rev., 5.00%, 12/1/37 (AMBAC)	Aa3/AA	315,418

			19,333,278

	Florida–4.3%
3,480	Brevard Cnty. Health Facs. Auth. Rev., 5.00%, 4/1/34	A2/A−	2,829,171
8,000	Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System, 5.25%, 11/15/23, Ser. B, (Pre-refunded @ $100, 11/15/12) (c)	A1/NR	8,484,800
2,500	Hillsborough Cnty. Industrial Dev. Auth. Rev., Tampa General Hospital, 5.25%, 10/1/34, Ser. B	A3/NR	2,113,800
1,485	Julington Creek Plantation Community Dev. Dist., Special Assessment, 5.00%, 5/1/29 (MBIA)	A2/AA	1,299,553
1,000	Orange Cnty. Housing Finance Auth., Multifamily Rev., Palm Grove Gardens, 5.25%, 1/1/28, Ser. G	Aaa/NR	900,820
3,895	Sarasota Cnty. Health Fac. Auth. Rev., 5.75%, 7/1/45	NR/NR	2,969,509
7,500	South Miami Health Facs. Auth., Hospital Rev., Baptist Health, 5.25%, 11/15/33, (Pre-refunded @ $100, 2/1/13) (c)	Aaa/AA−	8,053,650
5,615	Tampa Water & Sewer Rev., 5.00%, 10/1/26, Ser. A	Aa2/AA	5,471,986

			32,123,289

	Georgia–0.7%
1,750	Fulton Cnty. Rev., 5.125%, 7/1/42, Ser. A	NR/NR	1,238,615
4,000	Griffin Combined Public Utility Rev., 5.00%, 1/1/32 (AMBAC)	Aa3/AA	3,610,040
400	Medical Center Hospital Auth. Rev., 5.25%, 7/1/37	NR/NR	296,632

			5,145,287

	Idaho–0.8%
	State Building Auth., Building Rev., Ser. A (XLCA),
1,000	5.00%, 9/1/33	NR/AA−	921,790
5,750	5.00%, 9/1/43	NR/AA−	5,166,720

			6,088,510

9.30.08   PIMCO Municipal Income Funds III Annual Report 9

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Illinois–6.6%
	Chicago, GO, Ser. A (MBIA),
$720	5.00%, 1/1/31	Aa3/AA	$658,541
1,530	5.00%, 1/1/31, (Pre-refunded @ $101, 1/1/11) (c)	Aa3/AA	1,614,288
	Chicago, Lake Shore East, Special Assessment,
1,600	6.625%, 12/1/22	NR/NR	1,546,432
3,456	6.75%, 12/1/32	NR/NR	3,252,372
500	Chicago Board of Education School Reform, GO, zero coupon, 12/1/28, Ser. A (FGIC)	A1/AA−	139,485
3,000	Chicago Kingsbury Redev. Project, Tax Allocation, 6.57%, 2/15/13, Ser. A	NR/NR	3,002,730
7,000	Chicago Motor Fuel Tax Rev., 5.00%, 1/1/33, Ser. A (AMBAC)	Aa3/AA+	6,472,690
	Educational Facs. Auth. Rev., Univ. of Chicago,
4,780	5.00%, 7/1/33	Aa1/AA	4,483,066
165	5.25%, 7/1/41	Aa1/AA	158,755
65	5.25%, 7/1/41, (Pre-refunded @ $101, 7/1/11) (c)	Aa1/AA	69,546
	Finance Auth. Rev.,
2,000	Christian Homes, Inc., 5.75%, 5/15/31, Ser. A	NR/NR	1,612,200
1,500	Franciscan Communities, Inc., 5.50%, 5/15/37	NR/NR	1,181,985
	Leafs Hockey Club, Ser. A,
1,000	5.875%, 3/1/27	NR/NR	785,620
625	6.00%, 3/1/37	NR/NR	472,881
12,795	Peoples Gas Light & Coke, 5.00%, 2/1/33 (AMBAC)	Aa3/AA	11,671,599
1,500	Sedgebrook, Inc., 6.00%, 11/15/37, Ser. A	NR/NR	1,256,475
1,050	Three Crowns Park Plaza, 5.875%, 2/15/38	NR/NR	860,192
1,175	Health Facs. Auth. Rev., Elmhurst Memorial Healthcare, 5.50%, 1/1/22	Baa1/NR	1,130,009
	Hillside, Tax Allocation, Mannheim Redev. Project,
2,400	6.55%, 1/1/20	NR/NR	2,282,568
1,600	7.00%, 1/1/28	NR/NR	1,480,736
4,283	Round Lake, Special Tax, 6.70%, 3/1/33, (Pre-refunded @ $102, 3/1/13) (c)	NR/NR	4,807,411
600	Southwestern Dev. Auth. Rev., Comprehensive Mental Health Center, 6.625%, 6/1/37	NR/NR	514,788

			49,454,369

	Indiana–2.9%
1,375	Fort Wayne Pollution Control Rev., 6.20%, 10/15/25	Caa2/B−	783,489
7,535	Indiana Bond Bank Rev., 5.00%, 2/1/33, Ser. A (FSA) (i)	Aaa/AAA	7,006,872
5,000	Indianapolis Local Public Improvement Board, Tax Allocation, 5.00%, 2/1/29, Ser. G (MBIA)	A2/AA	4,689,900
	Michigan City Area Wide School Building Corp., Rev. (FGIC),
2,500	zero coupon, 1/15/21	NR/AA+	1,221,000
1,000	zero coupon, 7/15/21	NR/AA+	472,600
1,000	zero coupon, 1/15/22	NR/AA+	451,900

10 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Indiana (continued)
$1,000	Plainfield Parks Facs. Corp. Lease Rent Rev., 5.00%, 1/15/22 (AMBAC)	Aa3/AA	$973,430
	Portage Industrial Economic Dev. Rev., Tax Allocation,
1,000	5.00%, 7/15/23	NR/BBB+	881,310
775	5.00%, 1/15/27	NR/BBB+	657,789
3,500	State Dev. Finance Auth., Pollution Control Rev., 5.00%, 3/1/30 (AMBAC)	Aa3/AAA	3,208,485
2,000	Vigo Cnty. Hospital Auth. Rev., 5.70%, 9/1/37 (a)(d)	NR/NR	1,594,620

			21,941,395

	Iowa–1.9%
1,000	Coralville, CP, 5.25%, 6/1/26, Ser. D	A2/NR	904,110
	Finance Auth. Rev.,
575	5.50%, 11/15/37	NR/NR	384,646
120	Deerfield Retirement Community, 5.50%, 11/15/27, Ser. A	NR/NR	86,616
3,715	Wedum Walnut Ridge LLC, 5.625%, 12/1/45, Ser. A	NR/NR	2,809,543
	Tobacco Settlement Auth. of Iowa Rev., Ser. B,
11,010	5.60%, 6/1/34	Baa3/BBB	8,916,229
1,000	5.60%, 6/1/35, (Pre-refunded @ $101, 6/1/11) (c)	NR/AAA	1,070,430

			14,171,574

	Kentucky–0.1%
1,000	Economic Dev. Finance Auth. Rev., Hospital Facs. Rev., Catholic Healthcare Partners, 5.25%, 10/1/30	A1/AA−	901,280

	Louisiana–1.1%
	Public Facs. Auth. Rev., Ochsner Clinic Foundation, Ser. B,
5,000	5.50%, 5/15/32, (Pre-refunded @ $100, 5/15/26) (c)	Aaa/NR	5,159,700
1,700	5.50%, 5/15/47	A3/NR	1,422,883
1,595	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	1,369,706

			7,952,289

	Maryland–0.2%
1,500	Health & Higher Educational Facs. Auth. Rev., Calvert Health Systems, 5.50%, 7/1/36	A2/NR	1,378,290

	Massachusetts–0.8%
	Dev. Finance Agcy. Rev.,
1,000	5.75%, 7/1/33, (Pre-refunded @ $101, 7/1/13) Ser. C (c)	A3/A−	1,103,690
750	Linden Ponds, 5.75%, 11/15/35, Ser. A	NR/NR	585,870
4,910	State Housing Finance Agcy., Housing Rev., 5.125%, 6/1/43, Ser. H	Aa3/AA−	4,427,003

			6,116,563

	Michigan–13.3%
500	Conner Creek Academy East Rev., 5.25%, 11/1/36	NR/BB+	379,750
33,040	Detroit Sewer Disposal System Rev., 5.00%, 7/1/32, Ser. A (FSA) (i)	Aaa/AAA	29,236,435

9.30.08   PIMCO Municipal Income Funds III Annual Report 11

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Michigan (continued)
	Detroit Water Supply System Rev. (MBIA),
$35,000	5.00%, 7/1/34, Ser. A	A2/AA	$30,519,300
7,555	5.00%, 7/1/34, Ser. B	A2/AA	6,374,984
500	Star International Academy, CP, 6.125%, 3/1/37	NR/BB+	415,075
	State Hospital Finance Auth. Rev.,
175	Detroit Medical Center, 5.25%, 8/15/23	Ba3/BB-	144,706
	Oakwood Group, Ser. A,
5,405	5.75%, 4/1/32	A2/A	4,869,527
575	6.00%, 4/1/22	A2/A	576,340
20,000	Trinity Health Credit, 5.375%, 12/1/30	Aa2/AA	18,012,600
110	State Public Educational Facs. Auth. Rev., 7.00%, 10/1/36 (a)(b)	NR/NR	103,478
1,000	State Technological Univ. Rev., 5.00%, 10/1/33 (XLCA)	A1/BBB−	894,650
10,000	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	NR/BBB	7,578,100

			99,104,945

	Minnesota–0.3%
2,400	Upsala Independent School Dist. No. 487, GO, 5.00%, 2/1/28 (FGIC)	NR/AAA	2,529,480

	Mississippi–0.5%
	Business Finance Corp., Pollution Control Rev.,
3,000	5.875%, 4/1/22	Ba1/BBB	2,764,890
1,250	5.90%, 5/1/22	Ba1/BBB	1,154,337

			3,919,227

	Missouri–1.7%
1,350	St. Louis Cnty. Industrial Dev. Auth., Housing Dev. Rev., 5.20%, 1/20/36 (GNMA)	NR/AAA	1,200,177
	St. Louis Industrial Dev. Auth. Rev. (GNMA),
1,500	5.125%, 12/20/29	NR/AAA	1,313,670
1,500	5.125%, 12/20/30	NR/AAA	1,303,485
7,500	State Health & Educational Facs. Auth., Health Facs. Rev.,
	St. Anthony’s Medical Center, 6.25%, 12/1/30, (Pre-refunded @ $101, 12/1/10) (c)	A2/NR	8,143,950
250	Township of Jennings Rev., 5.00%, 11/1/23	NR/NR	215,365
500	Univ. Place Transportation Dev. Dist., Special Assessment, 5.00%, 3/1/32	NR/NR	407,820

			12,584,467

	Montana–1.3%
11,250	Forsyth Pollution Control Rev., Puget Sound Energy, 5.00%, 3/1/31 (AMBAC)	Aa3/AA	9,651,037

12 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	New Hampshire–0.6%
	Manchester Water Works Rev. (FGIC),
$1,500	5.00%, 12/1/28	Aa3/AA	$1,409,190
3,250	5.00%, 12/1/34	Aa3/AA	2,987,823

			4,397,013

	New Jersey–5.8%
1,000	Camden Cnty., Improvement Auth. Rev., 5.00%, 2/15/35, Ser. A	Baa3/BBB	775,580
	Economic Dev. Auth. Rev.,
4,500	Kapkowski Road Landfill, Special Assessment, 6.50%, 4/1/28	Baa3/NR	4,440,690
300	Newark Airport, 7.00%, 10/1/14	Ba1/NR	300,930
450	Seashore Gardens, 5.375%, 11/1/36	NR/NR	339,444
	Financing Auth. Rev.,
2,500	Middlesex Cnty. Pollution Control Auth. Rev., 5.75%, 9/15/32	Baa2/BBB−	2,313,650
2,000	South Port Corp., 5.10%, 1/1/33	NR/A	1,865,540
	Health Care Facs. Financing Auth. Rev.,
1,159	Pascack Valley Hospital, 6.625%, 7/1/36 (e)(k)	NR/D	149,999
2,000	Somerset Medical Center, 5.50%, 7/1/33	Ba2/NR	1,571,280
1,000	St. Peters Univ. Hospital, 5.75%, 7/1/37	Baa2/BBB−	879,420
1,150	Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB−	894,850
1,500	State Educational Facs. Auth. Rev., Fairfield Dickinson Univ., 6.00%, 7/1/25, Ser. D	NR/NR	1,466,715
	Tobacco Settlement Financing Corp. Rev.,
22,645	5.00%, 6/1/41, Ser. 1A	Baa3/BBB	14,374,367
525	6.00%, 6/1/37, (Pre-refunded @ $100, 6/1/12) (c)	Aaa/AAA	575,001
950	6.125%, 6/1/24	Aaa/AAA	995,923
230	6.125%, 6/1/42, (Pre-refunded @ $100, 6/1/12) (c)	Aaa/AAA	252,890
350	6.25%, 6/1/43, (Pre-refunded @ $100, 6/1/13) (c)	Aaa/AAA	391,842
10,750	6.75%, 6/1/39, (Pre-refunded @ $100, 6/1/13) (c)	Aaa/AAA	12,116,755

			43,704,876

	New Mexico–0.1%
1,000	Farmington Pollution Control Rev., 5.80%, 4/1/22	Baa3/BB+	884,350

	New York–1.5%
1,150	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	1,088,038
	New York City Municipal Water Finance Auth., Water & Sewer System Rev.,
8,180	5.00%, 6/15/37, Ser. D (i)	Aa2/AAA	7,637,011
500	5.00%, 6/15/39, Ser. A	Aa2/AAA	465,895
2,000	State Environmental Facs. Corp. Rev., 5.00%, 6/15/28	Aaa/AAA	1,941,300

			11,132,244

9.30.08   PIMCO Municipal Income Funds III Annual Report 13

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	North Carolina–1.4%
	Eastern Municipal Power Agcy., Power System Rev.,
$2,000	5.125%, 1/1/23, Ser. D	Baa1/BBB+	$1,794,280
2,000	5.125%, 1/1/26, Ser. D	Baa1/BBB+	1,755,480
3,795	5.375%, 1/1/17, Ser. C	Baa1/BBB+	3,818,225
	Medical Care Commission Rev.,
1,500	Carolina Villiage, 6.00%, 4/1/38	NR/NR	1,269,840
1,500	Cleveland Cnty., 5.00%, 7/1/35 (AMBAC)	Aa3/AA	1,310,175
1,000	Village at Brookwood, 5.25%, 1/1/32	NR/NR	760,300

			10,708,300

	Ohio–1.4%
5,000	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	Baa3/BBB	3,786,450
2,500	Lorain Cnty. Hospital Rev., Catholic Healthcare, 5.375%, 10/1/30	A1/AA−	2,291,450
5,000	Ohio Air Quality Dev. Auth. Rev., Dayton Power & Light Co., 4.80%, 1/1/34, Ser. B (FGIC) (i)	Aaa/NR	4,195,000

			10,272,900

	Pennsylvania–4.6%
	Allegheny Cnty. Hospital Dev. Auth. Rev.,
11,300	5.375%, 11/15/40, Ser. A	Ba3/BB	7,794,175
4,350	9.25%, 11/15/30, Ser. B, (Pre-refunded @ $102, 11/15/10) (c)	Ba3/AAA	5,010,417
	Cumberland Cnty. Auth., Retirement Community Rev.,
	Messiah Village, Ser A,
750	5.625%, 7/1/28	NR/BBB−	651,262
670	6.00%, 7/1/35	NR/BBB−	591,597
1,500	Wesley Affiliated Services, 7.25%, 1/1/35, Ser. A, (Pre-refunded @ $101, 1/1/13) (c)	NR/NR	1,739,355
3,250	Delaware River JT Toll Bridge, Commission Bridge Rev., 5.00%, 7/1/28	A2/A−	3,010,670
1,250	Harrisburg Auth. Rev., 6.00%, 9/1/36	NR/NR	1,107,913
3,000	Lehigh Cnty. General Purpose Auth. Rev., St. Luke’s Bethlehem Hospital, 5.375%, 8/15/33, (Pre-refunded @ $100, 8/15/13) (c)	Baa1/AAA	3,263,580
6,200	Philadelphia Hospitals & Higher Education Facs. Auth. Hospital Rev., Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	Baa3/BBB	5,459,224
5,000	Philadelphia School Dist., GO, 5.125%, 6/1/34, Ser. D, (Pre-refunded @ $100, 6/1/14) (FGIC) (c)	A1/A+	5,408,400

			34,036,593

	Puerto Rico–0.1%
460	Electric Power Auth. Power Rev., 5.125%, 7/1/29, Ser. NN,
	(Pre-refunded @ $100, 7/1/13) (c)	A3/BBB+	494,472

14 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	South Carolina–1.8%
$7,500	Florence Cnty. Rev., McLeod Regional Medical Center, 5.00%, 11/1/31, Ser. A (FSA)	Aaa/AAA	$6,567,300
	Jobs-Economic Dev. Auth. Rev., Bon Secours,
5,305	5.625%, 11/15/30	A3/A−	4,839,858
1,395	5.625%, 11/15/30, (Pre-refunded @ $100, 11/15/12) (c)	A3/A−	1,521,638
750	Woodlands at Furman, 6.00%, 11/15/37, Ser. A	NR/NR	615,247

			13,544,043

	South Dakota–0.2%
1,705	Minnehaha Cnty. Health Facs. Rev., Bethany Lutheran, 5.375%, 12/1/27	NR/NR	1,393,241

	Tennessee–0.2%
1,250	Knox Cnty. Health Educational & Housing Facs. Board Rev., Catholic Healthcare Partners, 5.25%, 10/1/30	A1/AA−	1,126,600

	Texas–13.0%
1,300	Comal Cnty. Health Facs. Dev. Rev., McKenna Memorial Hospital Project, 6.25%, 2/1/32, (Pre-refunded @ $100, 2/1/13) (c)	NR/AAA	1,447,862
6,810	Crowley Independent School Dist., GO, 4.75%, 8/1/35 (PSF-GTD) (i)	Aaa/AAA	5,942,338
	Denton Independent School Dist., GO (PSF-GTD),
5,745	zero coupon, 8/15/26, (Pre-refunded @ $44.73, 8/15/12) (c)	Aaa/AAA	2,234,345
255	zero coupon, 8/15/26	Aaa/AAA	91,815
5,745	zero coupon, 8/15/27, (Pre-refunded @ $42.17, 8/15/12) (c)	Aaa/AAA	2,106,462
255	zero coupon, 8/15/27	Aaa/AAA	86,465
4,785	zero coupon, 8/15/28, (Pre-refunded @ $39.75, 8/15/12) (c)	Aaa/AAA	1,653,792
215	zero coupon, 8/15/28	Aaa/AAA	68,639
5,745	zero coupon, 8/15/29, (Pre-refunded @ $37.46, 8/15/12) (c)	Aaa/AAA	1,871,204
255	zero coupon, 8/15/29	Aaa/AAA	76,635
1,915	zero coupon, 8/15/30, (Pre-refunded @ $35.30, 8/15/12) (c)	Aaa/AAA	587,694
85	zero coupon, 8/15/30	Aaa/AAA	24,042
7,660	zero coupon, 8/15/31, (Pre-refunded @ $33.25, 8/15/12) (c)	Aaa/AAA	2,214,582
340	zero coupon, 8/15/31	Aaa/AAA	90,559
10,115	5.00%, 8/15/33 (i)	Aaa/NR	9,498,491
12,855	El Paso, GO, 4.75%, 8/15/33 (FSA)(i)	Aaa/AAA	11,512,810
5,000	Houston Water & Sewer System Rev., 5.00%, 12/1/30, Ser. A, (Pre-refunded @ $100, 12/1/12) (FSA) (c)	Aaa/AAA	5,317,750
465	Judson Independent School Dist., GO, 5.00%, 2/1/30 (PSF-GTD)	Aaa/NR	441,011
11,950	Mansfield Independent Sch. Dist., GO, 5.00%, 2/15/28, (PSF-GTD) (i)	Aaa/AAA	11,434,716
	Mesquite Independent School Dist. No. 1, GO, Ser. A (PSF-GTD),
1,365	zero coupon, 8/15/16	NR/AAA	947,870
1,000	zero coupon, 8/15/18	NR/AAA	614,300
1,000	zero coupon, 8/15/19	NR/AAA	567,610
1,000	zero coupon, 8/15/20	NR/AAA	515,900

9.30.08   PIMCO Municipal Income Funds III Annual Report 15

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Texas (continued)
	North Harris Cnty. Regional Water Auth. Rev.,
$5,500	5.25%, 12/15/33	A3/A+	$4,878,115
5,500	5.50%, 12/15/38	A3/A+	4,997,630
11,800	North Texas Tollway Auth. Rev., 5.625%, 1/1/33, Ser. A	A2/A−	10,756,172
2,105	Northwest Harris Cnty. Municipal Utility Dist. No. 16, GO, 5.30%, 10/1/29 (Radian)	NR/BBB+	2,124,787
2,000	Sabine River Auth. Rev., 5.20%, 5/1/28	Caa1/CCC	1,384,260
11,115	Univ. Rev., 5.00%, 8/15/33, Ser. B, (Pre-refunded @ $100,
	8/15/13) (c)(i)	Aaa/AAA	11,651,743
2,500	Willacy Cnty. Rev., 6.875%, 9/1/28, Ser. A-1	NR/NR	2,236,725

			97,376,324

	Utah–0.4%
1,750	Cnty. of Weber, IHC Health Services Rev., 5.00%, 8/15/30	NR/NR	1,494,868
750	Spanish Fork City Rev., 5.70%, 11/15/36	NR/NR	614,295
720	Utah Cnty. Lincoln Academy Charter School Rev., GO, 5.875%, 6/15/37, Ser. A (a)(d)	NR/NR	604,814

			2,713,977

	Virginia–0.1%
1,000	James City Cnty. Economic Dev. Auth. Rev., 5.50%, 7/1/37, Ser. A	NR/NR	742,180

	Washington–9.6%
6,375	Chelan Cnty. Public Utility Dist. Rev., 5.125%, 7/1/33, Ser. C (AMBAC)	Aa2/AA	6,103,106
15,000	King Cnty. Sewer Rev., 5.00%, 1/1/35, Ser. A (FSA)(i)	Aaa/AAA	14,162,100
17,375	Port Tacoma GO, 5.00%, 12/1/33, (Pre-refunded @ $100, 12/1/13) (AMBAC) (c)	Aa3/AA	18,680,037
10,000	Seattle Drain & Wastewater Rev., 5.00%, 7/1/32 (FGIC)	Aa2/AA+	9,055,000
3,400	State Housing Finance Commission Rev., Skyline at First Hill,
	5.625%, 1/1/38, Ser. A	NR/NR	2,658,120
21,505	Tobacco Settlement Auth., Tobacco Settlement Rev., 6.50%, 6/1/26	Baa3/BBB	20,744,368

			71,402,731

	Wisconsin–0.1%
560	Badger Tobacco Asset Securitization Corp. Rev., 6.00%, 6/1/17	Baa3/BBB	552,154
700	Milwaukee Redev. Auth. Rev., 5.65%, 8/1/37, Ser. A	NR/NR	565,264

			1,117,418

	Total Municipal Bonds & Notes (cost–$786,547,445)		728,161,286

VARIABLE RATE NOTES (g)–2.2%
	Florida–0.6%
6,385	State Turnpike Auth. Rev., 1.71%, 7/1/31, Ser. 1450 (a)(d)(f)	Aa2/NR	4,554,548

16 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	New York–1.3%
$11,650	Liberty Dev. Corp. Rev., 3.00%, 10/1/35, Ser. 1451 (a)(d)(f)	Aa3/NR	$1,561,100
10,000	State Dormitory Auth. Rev., Univ. & College Improvement., 1.43%, 3/15/35, Ser. 1216 (a)(d)(f)	NR/AAA	7,867,600

			9,428,700

	Ohio–0.3%
3,460	State Air Quality Dev. Auth. Rev., 2.971%, 1/1/34 (FGIC) (a)(d)(f)	A2/NR	1,801,414

	Pennsylvania–0.0%
350	Washington Cnty. Redev. Auth., Tax Allocation, 5.45%, 7/1/35, Ser. A	NR/NR	280,014

	Total Variable Rate Notes (cost–$34,855,956)		16,064,676

SHORT-TERM INVESTMENTS–0.3%
Municipal Bonds & Notes–0.1%
	California–0.1%
1,000	Alameda Public Financing Auth. Rev., 7.00%, 6/1/09	NR/NR	791,480

U.S. Treasury Bills (j)–0.2%
1,750	0.62%-1.00%, 10/16/08-12/11/08		1,748,666

	Total Short-Term Investments (cost–$2,747,056)		2,540,146

	Total Investments (cost–$824,150,457)–100.0%		$746,766,108

  9.30.08   PIMCO Municipal Income Funds III Annual Report 17

PIMCO California Municipal Income Fund III Schedule of Investments
September 30, 2008

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

CALIFORNIA MUNICIPAL BONDS & NOTES–92.6%
	Assoc. of Bay Area Gov’t Finance Auth. Rev., Odd Fellows Home (CA Mtg. Ins.),
$3,200	5.20%, 11/15/22	NR/A+	$3,137,152
11,725	5.35%, 11/15/32	NR/A+	11,249,199
	Burbank Public Finance Auth., Tax Allocation, San Fernando Redev. Project,
1,135	5.50%, 12/1/28	NR/BBB	1,018,322
1,000	5.50%, 12/1/33	NR/BBB	890,540
2,000	Butte-Glenn Community College Dist., GO, Ser. A (MBIA), 5.00%, 8/1/26	A1/NR	1,887,200
2,000	Capistrano Unified School Dist., Community Fac. Dist., Special Tax, 6.00%, 9/1/32, (Pre-refunded @ $100, 9/1/13) (c)	NR/NR	2,238,100
500	Carson Public Financing Auth., Special Assessment, 5.00%, 9/2/31, Ser. B	NR/NR	392,825
1,000	Cathedral City Public Financing Auth., Tax Allocation, 5.00%, 8/1/33, Ser. A (MBIA)	A2/AA	894,800
1,150	Ceres Redev. Agcy., Tax Allocation, 5.00%, 11/1/33 (MBIA)	A2/AA	1,021,131
	Ceres Unified School Dist., GO (FGIC),
2,825	zero coupon, 8/1/28	NR/A	800,831
2,940	zero coupon, 8/1/29	NR/A	777,365
	Chula Vista Community Facs. Dist., Special Tax, Eastlake Woods,
675	6.15%, 9/1/26	NR/NR	630,524
1,620	6.20%, 9/1/33	NR/NR	1,486,107
	Otay Ranch Village,
1,920	5.125%, 9/1/36	NR/NR	1,508,179
1,600	5.75%, 9/1/33	NR/NR	1,387,536
1,000	City of Carlsbad, Special Assessment, 6.00%, 9/2/34	NR/NR	917,080
	Contra Costa Cnty. Public Financing Auth., Tax Allocation, Ser. A,
1,415	5.625%, 8/1/33	NR/BBB	1,324,327
1,585	5.625%, 8/1/33, (Pre-refunded @ $100, 8/1/13) (c)	NR/BBB	1,744,419
3,775	Cucamonga School Dist., CP, 5.20%, 6/1/27	NR/A-	3,417,054
	Educational Facs. Auth. Rev.,
2,455	Loyola Marymount Univ., zero coupon, 10/1/34, Ser. A (MBIA)	A2/NR	483,414
5,000	Pepperdine Univ., 5.00%, 9/1/33, Ser. A (FGIC)	Aa3/NR	4,574,150
	Fremont Community Dist., Special Tax,
1,250	5.30%, 9/1/30	NR/NR	1,094,438
5,000	6.30%, 9/1/31	NR/NR	4,607,200
9,500	Fresno School Unified Dist., GO, 6.00%, 8/1/26, Ser. A (MBIA)	A2/AA	9,564,980
4,380	Glendale Electric Works Rev., 5.00%, 2/1/27 (MBIA)	Aa3/AA	4,246,760
	Golden State Tobacco Securitization Corp. Rev.,
10,000	5.00%, 6/1/33, Ser. A-1	Baa3/BBB	6,965,200
10,000	5.00%, 6/1/35, Ser. A (FGIC)	A2/A	8,437,600

18 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO California Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$10,000	5.00%, 6/1/35, Ser. A (FGIC) (i)	A2/A	$8,437,600
4,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS) (i)	A2/AAA	3,202,480
9,000	5.00%, 6/1/45 (AMBAC-TCRS) (i)	Aa3/AAA	7,119,630
16,795	6.25%, 6/1/33, Ser. A-1	Aaa/AAA	18,061,679
38,490	6.75%, 6/1/39, Ser. A-1, (Pre-refunded @ $100, 6/1/13) (c)	Aaa/AAA	43,034,514
	Health Facs. Finance Auth. Rev.,
6,000	Cottage Health System, 5.00%, 11/1/33, Ser. B (MBIA)	A2/AA	5,447,040
	Paradise VY Estates (CA Mtg. Ins.),
2,000	5.125%, 1/1/22	NR/A+	1,939,080
1,550	5.25%, 1/1/26	NR/A+	1,485,396
7,750	Infrastructure & Economic Dev. Bank Rev., Bay Area Toll Bridges, 5.00%, 7/1/36, (Pre-refunded @ $100, 1/1/28) (AMBAC) (c)	Aaa/AAA	7,525,560
	Kaiser Assistance Corp.,
3,000	5.50%, 8/1/31, Ser. B	A2/A	2,752,380
8,000	5.55%, 8/1/31, Ser. A	NR/A+	7,388,240
20	Lancaster Financing Auth., Tax Allocation, 4.75%, 2/1/34 (MBIA)	A2/AA	16,537
825	Lee Lake Water Dist. Community Facs. Dist. No. 2, Montecito Ranch, Special Tax, 6.125%, 9/1/32	NR/NR	768,784
	Los Angeles Department of Water & Power Rev. (i),
6,000	4.75%, 7/1/30, Ser. A-2 (FSA)	Aa1/NR	5,206,260
10,000	5.00%, 7/1/30, Ser. A	Aa3/AA−	9,293,500
20,000	5.00%, 7/1/35, Ser. A (FSA)	Aaa/AAA	18,342,600
5,280	Modesto Irrigation Dist., CP, 5.00%, 7/1/33, Ser. A (MBIA)	A2/AA	4,831,094
4,585	Moreno Valley Unified School Dist. Community Facs. Dist., Special Tax, 5.20%, 9/1/36	NR/NR	3,528,249
5,000	Oakland, GO, 5.00%, 1/15/33, Ser. A (MBIA)	A1/AA	4,445,300
1,545	Oakland Redev. Agcy., Tax Allocation, 5.25%, 9/1/33, (Pre-refunded @ $100, 3/1/13) (c)	NR/A	1,674,286
5,000	Orange Cnty. Community Facs. Dist., Ladera Ranch, Special Tax, 5.55%, 8/15/33, Ser. A	NR/NR	4,445,800
5,000	Orange Cnty. Unified School Dist., CP, 4.75%, 6/1/29 (MBIA)	A1/AA	4,326,300
	Orange Cnty. Water Dist. Rev., CP, Ser. B (MBIA),
1,000	5.00%, 8/15/28	Aa2/AA+	933,130
5,525	5.00%, 8/15/34	Aa2/AA+	5,083,556
2,000	Palm Desert Financing Auth., Tax Allocation, 5.00%, 4/1/25 (MBIA)	A2/AA	1,876,740
1,410	Pomona Public Financing Auth. Rev., 5.00%, 12/1/37, Ser. AF (MBIA)	A2/AA	1,231,522
	Poway Unified School Dist. Community Facs. Dist. No. 6, Special Tax,
1,950	5.125%, 9/1/28	NR/BBB	1,701,960
	Area A,
1,285	6.05%, 9/1/25	NR/NR	1,259,634
2,100	6.125%, 9/1/33	NR/NR	2,025,870
1,700	Area B, 5.125%, 9/1/28	NR/NR	1,430,873

9.30.08   PIMCO Municipal Income Funds III Annual Report 19

PIMCO California Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$5,000	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	Aa3/AA	$4,506,700
500	Rocklin Unified School Dist. Community Facs., Special Tax, 5.00%, 9/1/29 (MBIA)	A2/AA	460,985
1,315	Sacramento City Financing Auth. Rev., North Natomas Community Facs. Dist. No. 2, 6.25%, 9/1/23, Ser. A	NR/NR	1,209,208
7,520	Sacramento Cnty. Water Financing Auth. Rev., 5.00%, 6/1/34, (Pre-refunded @ $100, 6/1/13) (AMBAC) (c)	Aa3/AA	8,101,522
8,000	Sacramento Muni Utility Dist. Rev., 5.00%, 8/15/33, Ser. R (MBIA)	A1/AA	7,211,040
12,075	San Diego Community College Dist., GO,
	5.00%, 5/1/28, Ser. A (FSA) (i)	Aaa/AAA	11,780,008
	San Diego Community Facs. Dist. No. 3, Special Tax, Ser. A (a),
890	5.60%, 9/1/21	NR/NR	839,199
580	5.70%, 9/1/26	NR/NR	509,559
1,700	5.75%, 9/1/36	NR/NR	1,437,163
	San Diego Unified School Dist., GO, Ser. E (FSA),
11,000	5.00%, 7/1/26	Aaa/AAA	11,587,070
8,425	5.00%, 7/1/28	Aaa/AAA	8,874,642
1,500	San Diego Univ. Foundation Auxiliary Organization, Rev., 5.00%, 3/1/27, Ser. A (MBIA)	A2/AA	1,347,435
3,000	San Jose, Libraries & Parks, GO, 5.125%, 9/1/31	Aa1/AAA	3,013,140
15,700	San Marcos Public Facs. Auth., Tax Allocation, 5.00%, 8/1/33, Ser. A (FGIC)	A3/A−	13,450,190
	Santa Ana Unified School Dist., GO, Ser. B (FGIC),
2,515	zero coupon, 8/1/26	NR/A+	839,582
3,520	zero coupon, 8/1/28	NR/A+	1,036,922
2,500	zero coupon, 8/1/30	NR/A+	642,825
3,780	zero coupon, 8/1/31	NR/A+	921,451
3,770	zero coupon, 8/1/32	NR/A+	863,896
	Santa Margarita Water Dist., Special Tax,
1,820	6.25%, 9/1/29	NR/NR	1,847,901
4,090	6.25%, 9/1/29, (Pre-refunded @ $102, 9/1/09) (c)	NR/NR	4,305,257
3,550	Santa Monica Community College Dist., GO, zero coupon, 8/1/27, Ser. C (MBIA)	Aa2/AA	1,078,668
4,425	South Tahoe JT Powers Financing Auth. Rev., 5.45%, 10/1/33	NR/BBB	3,900,726
12,310	Southern CA Public Power Auth., Power Project Rev., Ser. A, 5.00%, 7/1/33, (Pre-refunded @ $100, 7/1/13) (AMBAC) (a)(c)(i)	Aa3/AA	13,249,499
4,095	State Department Veteran Affairs Home Purchase Rev., 5.35%, 12/1/27, Ser. A (AMBAC)	Aa2/AA	3,928,866
500	State Muni Finance Auth. Rev., 7.00%, 10/1/39, Ser. A	NR/NR	468,365
	State Public Works Board Lease Rev.,
1,105	Patton, 5.375%, 4/1/28	A2/A	1,048,115
4,600	Univ. CA M.I.N.D. Inst., 5.00%, 4/1/28, Ser. A	Aa2/AA−	4,342,768
	State, GO,
265	5.00%, 6/1/37	A1/A+	239,923
10,300	5.00%, 11/1/37(i)	A1/A+	9,321,603

20 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO California Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$4,000	5.00%, 12/1/37	A1/A+	$3,619,640
	Statewide Community Dev. Auth. Rev.,
1,150	Baptist Univ., 5.50%, 11/1/38, Ser. A	NR/NR	945,680
2,500	Berkeley Montessori School, 7.25%, 10/1/33	NR/NR	2,427,150
	Catholic Healthcare West,
1,200	5.50%, 7/1/31, Ser. D	A2/A	1,091,976
1,200	5.50%, 7/1/31, Ser. E	A2/A	1,091,964
15,000	Health Facs., Memorial Health Services, 5.50%, 10/1/33, Ser. A	NR/A+	13,339,800
1,250	Huntington Park Chapter School, 5.25%, 7/1/42, Ser. A	NR/NR	952,525
3,505	Internext Group, CP, 5.375%, 4/1/30	NR/BBB	2,906,767
7,300	Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	NR/A+	7,124,800
10,000	Sutter Health, 5.50%, 8/15/34, Ser. B	Aa3/AA−	9,471,900
2,500	Valleycare Health, 5.125%, 7/15/31, Ser. A	NR/NR	1,929,925
975	Windrush School, 5.50%, 7/1/37	NR/NR	766,048
2,000	Tamalpais Union High School Dist., GO, 5.00%, 8/1/26 (MBIA)	A2/AA+	1,946,940
2,000	Temecula Public Financing Auth. Community Facs. Dist., Crowne Hill, Special Tax, 6.00%, 9/1/33, Ser. A	NR/NR	1,842,680
	Tobacco Securitization Agcy. Rev., Alameda Cnty.,
8,100	5.875%, 6/1/35	Baa3/NR	6,732,072
7,000	6.00%, 6/1/42	Baa3/NR	5,756,380
4,860	Gold Cnty., zero coupon, 6/1/33	NR/BBB	646,088
2,000	Kern Cnty., 6.125%, 6/1/43, Ser. A	NR/BBB	1,674,740
5,000	Tobacco Securitization Auth. of Southern California Rev., 5.00%, 6/1/37, Ser. A-1	Baa3/BBB	3,548,450
2,950	Torrance Medical Center Rev., 5.50%, 6/1/31, Ser. A	A1/A+	2,757,926
5,500	Univ. Rev., 4.75%, 5/15/35, Ser. 1119 (FSA)(i)	NR/AAA	4,838,130
1,000	West Basin Municipal Water Dist. Rev., CP, 5.00%, 8/1/30, Ser. A (MBIA)	Aa3/AA	923,560
2,500	William S. Hart Union High School Dist., Special Tax, 6.00%, 9/1/33	NR/NR	2,233,225
2,750	Woodland Finance Auth., Lease Rev., 5.00%, 3/1/32 (XLCA)	A3/BBB−	2,386,641

	Total California Municipal Bonds & Notes (cost–$489,281,132)		458,831,262

OTHER MUNICIPAL BONDS & NOTES–4.4%
	Florida–0.8%
4,720	Sarasota Cnty. Health Fac. Auth. Rev., 5.625%, 7/1/27	NR/NR	3,893,811

	Indiana–0.8%
5,000	Vigo Cnty. Hospital Auth. Rev., 5.70%, 9/1/37 (a)(d)	NR/NR	3,986,550

	Pennsylvania–0.7%
	Allegheny Cnty. Hospital Dev. Auth. Rev., Ser. A,
1,000	5.00%, 11/15/28	Ba3/BB	706,170
4,000	5.375%, 11/15/40	Ba3/BB	2,759,000

			3,465,170

9.30.08   PIMCO Municipal Income Funds III Annual Report 21

PIMCO California Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Puerto Rico–1.8%
$315	Electric Power Auth. Power Rev., 5.125%, 7/1/29, Ser. NN, (Pre-refunded @ $100, 7/1/13) (c)	A3/BBB+	$338,606
	Public Building Auth. Rev., Gov’t Facs.,
4,420	5.00%, 7/1/36, Ser. I (GTD)	Baa3/BBB−	3,814,018
290	5.25%, 7/1/36, Ser. D	Baa3/BBB−	260,388
	Sales Tax Financing Corp. Rev., Ser. A,
23,200	zero coupon, 8/1/47 (AMBAC)	Aa3/AA	2,017,472
29,200	zero coupon, 8/1/54 (AMBAC)	Aa3/AA	1,536,504
26,300	zero coupon, 8/1/56	A1/A+	1,183,500

			9,150,488

	South Dakota–0.3%
2,000	Minnehaha Cnty. Health Facs. Rev., Bethany Lutheran, 5.50%, 12/1/35	NR/NR	1,561,460

	Total Other Municipal Bonds & Notes (cost–$29,174,164)		22,057,479

CALIFORNIA VARIABLE RATE NOTE (a)(d)(f)(g)–0.1%
1,745	Los Angeles Unified School Dist., GO, 24.429%, 1/1/23 (MBIA) (cost–$1,694,479)	NR/AA	645,877

OTHER VARIABLE RATE NOTES (g)–1.0%
	New York–0.2%
1,090	New York City Municipal Water Finance Auth., Water & Sewer System Rev., 2.11%, 6/15/37, Ser. 1226 (a)(d)(f)	Aa2/NR	873,017

	Puerto Rico–0.8%
3,800	Public Finance Corp. Rev., 5.75%, 8/1/27, Ser. A	Ba1/BBB−	3,841,990

	Total Other Variable Rate Notes (cost–$5,037,756)		4,715,007

SHORT-TERM INVESTMENTS–1.9%
Municipal Bonds & Notes–0.2%
	California–0.2%
1,000	Alameda Public Financing Auth. Rev., 7.00%, 6/1/09	NR/NR	791,480

California Variable Rate Demand Note (a)(g)(h)–1.6%
7,835	Los Angeles Unified School District, GO, zero coupon, 10/2/08 (MBIA)	NR/A-1	7,835,000

U.S. Treasury Bill (j)–0.1%
750	1.00%, 10/16/08		749,688

	Total Short-Term Investments (cost–$9,583,077)		9,376,168

	Total Investments (cost–$534,770,608)–100.0%		$495,625,793

22 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO New York Municipal Income Fund III Schedule of Investments
September 30, 2008

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

NEW YORK MUNICIPAL BONDS & NOTES–86.6%
$790	Dutchess Cnty. Industrial Dev. Agcy. Rev., 5.25%, 1/1/37	NR/NR	$593,653
	East Rochester Housing Auth. Rev.,
2,800	St. Mary’s Residence Project, 5.375%, 12/20/22 (GNMA)	NR/AAA	2,784,628
1,400	Woodland Project, 5.50%, 8/1/33	NR/NR	1,120,938
1,300	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev., 6.00%, 11/15/36	NR/NR	1,063,634
	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
1,060	5.25%, 10/1/35	Aa3/AA−	876,408
2,990	5.25%, 10/1/35 (i)	Aa3/AA−	2,472,132
900	5.50%, 10/1/37	Aa3/AA−	769,941
1,000	Long Island Power Auth., Electric System Rev., 5.00%, 9/1/27, Ser. C	A3/A−	908,630
	Metropolitan Transportation Auth. Rev.,
1,200	5.00%, 11/15/26, Ser. B	A2/A	1,102,236
6,220	5.00%, 11/15/32, Ser. A (FGIC) (i)	A2/A	5,629,287
100	Monroe Tobacco Asset Securitization Corp. Rev., 6.375%, 6/1/35, (Pre-refunded @ $101, 6/1/10) (c)	Aaa/AAA	107,273
2,750	Mortgage Agcy. Rev., 4.75%, 10/1/27, Ser. 128	Aa1/NR	2,428,855
1,300	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	1,229,956
2,000	Nassau Cnty. Tobacco Settlement Corp., Rev., 6.60%, 7/15/39, (Pre-refunded @ $101, 7/15/09) (c)	Aaa/AAA	2,085,940
	New York City, GO Ser. I,
7,195	5.00%, 3/1/33	Aa3/AA	6,588,174
235	5.375%, 3/1/27	Aa3/AAA	230,281
	New York City Industrial Dev. Agcy. Rev.,
800	Liberty Interactive Corp., 5.00%, 9/1/35	Ba2/BB+	617,552
	Yankee Stadium,
2,000	5.00%, 3/1/31 (FGIC)	Baa3/BBB−	1,771,660
200	5.00%, 3/1/36 (MBIA)	A2/AA	174,076
3,000	New York City Municipal Water Finance Auth., Water & Sewer System Rev., 5.00%, 6/15/32, Ser. A	Aa2/AAA	2,832,750
5,000	New York City Trust for Cultural Res. Rev., 5.00%, 2/1/34 (FGIC) (i)	Aa3/AA−	4,670,550
2,995	New York Cntys. Tobacco Trust II Rev., 5.625%, 6/1/35	Ba1/BBB	2,717,364
1,000	Niagara Falls Public Water Auth., Water & Sewer System Rev., 5.00%, 7/15/34, Ser. A (MBIA)	A2/AA	900,330
1,855	Sachem Central School Dist. of Holbrook, GO, 5.00%, 6/15/30 (MBIA)	A1/AA+	1,995,349
	State Dormitory Auth. Rev.,
1,400	Catholic Health of Long Island, 5.10%, 7/1/34	Baa1/BBB	1,168,580
2,250	Jewish Board Family & Children, 5.00%, 7/1/33 (AMBAC)	Aa3/AA	2,136,555
2,000	Kaleida Health Hospital, 5.05%, 2/15/25 (FHA)	NR/AAA	1,824,440
3,250	Lenox Hill Hospital, 5.50%, 7/1/30	Ba1/NR	2,951,195

9.30.08   PIMCO Municipal Income Funds III Annual Report 23

PIMCO New York Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Long Island Univ., Ser. A (Radian),
$2,040	5.00%, 9/1/23	A3/BBB+	$1,836,306
$4,000	5.00%, 9/1/32	A3/BBB+	3,434,920
3,000	Lutheran Medical Hospital, 5.00%, 8/1/31 (FHA-MBIA)	A2/AA	2,843,400
	Mount St. Mary College (Radian),
2,000	5.00%, 7/1/27	NR/BBB+	1,807,240
2,000	5.00%, 7/1/32	NR/BBB+	1,769,700
1,000	New York Univ., 5.00%, 7/1/31, Ser. 2 (AMBAC)	Aa3/AA	959,260
1,000	New York Univ. Hospital, 5.625%, 7/1/37, Ser. B	Ba2/BB	900,530
6,150	North General Hospital, 5.00%, 2/15/25	NR/AA−	5,884,504
1,000	North Shore L.I. Jewish Group, 5.50%, 5/1/33, (Pre-refunded @ $100, 5/1/13) (c)	Aaa/NR	1,094,960
7,000	Rockefeller Univ., 5.00%, 7/1/32 (i)	Aaa/AAA	6,690,320
1,000	School Dist. Financing, 5.00%, 10/1/30, Ser. D (MBIA)	A2/AA	926,930
1,250	Skidmore College, 5.00%, 7/1/28 (FGIC)	A1/NR	1,179,238
3,740	St. Barnabas Hospital, 5.00%, 2/1/31, Ser. A (AMBAC-FHA)	Aa3/AA	3,348,123
1,400	State Personal Income Tax, 5.00%, 3/15/32, (Pre-refunded @ $100, 3/15/13) (c)	Aa3/AAA	1,497,734
1,250	Student Housing Corp., 5.125%, 7/1/34, (Pre-refunded @ $100, 7/1/14) (FGIC) (c)	NR/NR	1,345,375
1,500	Teachers College, 5.00%, 7/1/32 (MBIA)	A1/NR	1,447,350
2,500	Winthrop-Nassau Univ., 5.75%, 7/1/28	Baa1/NR	2,330,775
620	Winthrop Univ. Hospital Assoc., 5.50%, 7/1/32, Ser. A	Baa1/NR	543,405
2,000	Yeshiva Univ., 5.125%, 7/1/34 (AMBAC)	Aa2/NR	1,953,720
	State Environmental Facs Corp. Rev., (i)
5,575	4.75%, 7/15/28	Aaa/AAA	5,149,460
8,855	4.75%, 7/15/33	Aaa/AAA	8,005,717
1,900	State Urban Dev. Corp. Rev., Personal Income Tax, 5.00%, 3/15/33, Ser. C-1, (Pre-refunded @ $100, 3/15/13) (c)	Aa3/AAA	2,028,573
	Triborough Bridge & Tunnel Auth. Rev.,
4,000	5.00%, 11/15/32 (MBIA) (i)	Aa3/AA	3,749,600
1,000	5.00%, 11/15/37, Ser. A	Aa2/AA−	934,620
960	Ulster Cnty. Industrial Dev. Agcy. Rev., 6.00%, 9/15/37, Ser. A	NR/NR	828,864
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital, 5.00%, 12/1/35, Ser. A (FSA)	Aaa/AAA	1,862,340
1,250	Westchester Cnty. Industrial Dev. Agcy. Continuing Care Retirement Rev., Kendal on Hudson, 6.50%, 1/1/34, (Pre-refunded @ $100, 1/1/13) (c)	NR/NR	1,404,500

	Total New York Municipal Bonds & Notes (cost–$127,299,712)		119,509,831

24 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO New York Municipal Income Fund III Schedule of Investments
September 30, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

OTHER MUNICIPAL BONDS & NOTES–11.4%
	California–2.9%
$3,560	Golden State Tobacco Securitization Corp. Rev., 6.75%, 6/1/39, Ser. A-1, (Pre-refunded @ $100, 6/1/13) (c)	Aaa/AAA	$3,980,329

	District of Columbia–0.1%
175	Tobacco Settlement Financing Corp. Rev., 6.50%, 5/15/33	Baa3/BBB	156,641

	Indiana–1.7%
	Vigo Cnty. Hospital Auth. Rev. (a)(d),
1,000	5.70%, 9/1/37	NR/NR	797,310
2,000	5.75%, 9/1/42	NR/NR	1,573,620

			2,370,930

	Puerto Rico–6.0%
2,400	Aqueduct & Sewer Auth. Rev., 6.00%, 7/1/38, Ser. A	Baa3/BBB-	2,315,976
	Children’s Trust Fund Tobacco Settlement Rev.,
1,700	5.50%, 5/15/39	Baa3/BBB	1,481,448
580	5.625%, 5/15/43	Baa3/BBB	504,386
210	Electric Power Auth. Power Rev., 5.125%, 7/1/29, Ser. NN, (Pre-refunded @ $100, 7/1/13) (c)	A3/BBB+	225,737
4,000	Public Building Auth. Rev., Gov’t Facs., 5.00%, 7/1/36, Ser. I (GTD)	Baa3/BBB−	3,451,600
5,000	Sales Tax Financing Corp. Rev., zero coupon, 8/1/54, Ser. A (AMBAC)	Aa3/AA	263,100

			8,242,247

	Rhode Island–0.3%
500	Tobacco Settlement Financing Corp. Rev., 6.125%, 6/1/32, Ser. A	Baa3/BBB	444,455

	South Carolina–0.3%
370	Tobacco Settlement Rev. Management Auth. Rev., 6.375%, 5/15/30, Ser. B	Baa3/BBB	390,298

	Washington–0.1%
135	Tobacco Settlement Auth. Rev., 6.625%, 6/1/32	Baa3/BBB	127,684

	Total Other Municipal Bonds & Notes (cost–$16,119,995)		15,712,584

NEW YORK VARIABLE RATE NOTE (a)(d)(g)–0.3%
700	State Urban Dev. Corp. Rev., 1.967%, 3/15/35 (cost–$757,713)	NR/AAA	451,220

NEW YORK VARIABLE RATE DEMAND NOTES (g)(h)–1.7%
	City of New York NY, GO,
1,465	2.80%, 11/3/08 (FSA)	VMIG1/A-1+	1,465,000
900	3.50%, 11/3/08	VMIG1/A-1+	900,000

	Total New York Variable Rate Demand Notes (cost–$2,365,000)		2,365,000

	Total Investments (cost–$146,542,420)–100.0%		$138,038,635

  9.30.08   PIMCO Municipal Income Funds III Annual Report 25

PIMCO Municipal Income Funds III Notes to Schedules of Investments
September 30, 2008

*	Unaudited
(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $22,318,838, representing 2.99% of total investments in Municipal III; securities with an aggregate value of $29,375,864, representing 5.93% of total investments in California Municipal III; securities with an aggregate value of $2,822,150, representing 2.04% of total investments in New York Municipal III.
(b)	Illiquid security.

(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(d)	144A Security – Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	Fair Valued Security – security with an aggregate value of $149,999, representing 0.02% of total investments in Municipal III.

(f)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on September 30, 2008.

(g)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on September 30, 2008.
(h)	Maturity date shown is date of next put.

(i)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Funds acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(j)	All or partial amount segregated as collateral for swap contracts.

(k)	Security in default.

Glossary:
AMBAC – insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins. – insured by California Mortgage Insurance
CA St. Mtg. – insured by California State Mortgage
CP – Certificates of Participation
FGIC – insured by Financial Guaranty Insurance Co.
FHA – insured by Federal Housing Administration
FSA – insured by Financial Security Assurance, Inc.
GNMA – insured by Government National Mortgage Association
GO – General Obligation Bond
GTD – Guaranteed
MBIA – insured by Municipal Bond Investors Assurance
NR – Not Rated
PSF – Public School Fund
Radian – insured by Radian Guaranty, Inc.
TCRS – Temporary Custodian Receipts
XLCA – insured by XL Capital Assurance

26 PIMCO Municipal Income Funds III Annual Report   9.30.08   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III Statements of Assets and Liabilities
September 30, 2008

		California	New York
	Municipal III	Municipal III	Municipal III
Assets:
Investments, at value (cost–$824,150,457, $534,770,608 and $146,542,420, respectively)	$746,766,108	$495,625,793	$138,038,635

Cash	4,067,565	2,010,856	163,800

Interest receivable	12,617,682	7,534,594	1,835,608

Premium for swaps purchased	5,764,508	3,895,748	1,116,218

Deposits with brokers for futures contracts collateral	1,905,000	1,420,000	450,000

Receivable for variation margin on futures contracts	1,785,000	1,208,594	345,312

Prepaid expenses and other assets	133,330	739,618	40,365

Total Assets	773,039,193	512,435,203	141,989,938

Liabilities:
Payable for floating rate notes	122,778,152	72,874,411	29,010,325

Payable for investments purchased	20,878,652	1,906,688	3,461

Proceeds payable from retirement of floating rate notes	7,019,500	5,640,000	802,000

Dividends payable to common and preferred shareholders	2,589,551	1,667,221	300,620

Interest payable	508,114	592,145	184,971

Investment management fees payable	299,845	204,298	53,366

Unrealized depreciation of swaps	5,896,675	3,985,072	1,141,808

Accrued expenses and other liabilities	143,132	129,469	342,056

Total Liabilities	160,113,621	86,999,304	31,838,607

Preferred shares ($0.00001 par value and $25,000 net asset and liquidation value per share applicable to an aggregate of 10,800, 7,400 and 1,880 shares issued and outstanding, respectively)	270,000,000	185,000,000	47,000,000

Net Assets Applicable to Common Shareholders	$342,925,572	$240,435,899	$63,151,331

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$317	$216	$55

Paid-in-capital in excess of par	450,706,272	306,191,464	78,189,823

Undistributed net investment income	4,009,960	1,707,824	669,514

Accumulated net realized loss	(29,029,315)	(24,350,716)	(6,900,302)

Net unrealized depreciation of investments, futures contracts and swaps	(82,761,662)	(43,112,889)	(8,807,759)

Net Assets Applicable to Common Shareholders	$342,925,572	$240,435,899	$63,151,331

Common Shares Outstanding	31,729,114	21,595,180	5,517,633

Net Asset Value Per Common Share	$10.81	$11.13	$11.45

See accompanying Notes to Financial Statements   9.30.08   PIMCO Municipal Income Funds III Annual Report 27

PIMCO Municipal Income Funds III Statements of Operations
Year ended September 30, 2008

		California	New York
	Municipal III	Municipal III	Municipal III
Investment Income:
Interest	$51,272,697	$32,828,798	$8,418,371

Expenses:
Interest expense	5,420,965	4,497,771	1,275,870

Investment management fees	4,564,331	3,094,546	800,957

Auction agent fees and commissions	703,325	474,640	123,900

Custodian and accounting agent fees	456,558	191,330	67,171

Audit and tax services	75,107	61,048	40,688

Trustees’ fees and expenses	64,247	48,554	24,369

Shareholder communications	56,509	40,601	11,539

Transfer agent fees	34,420	35,033	33,571

Legal fees	28,492	22,381	14,973

New York Stock Exchange listing fees	25,188	21,163	20,962

Insurance expense	11,059	7,835	2,406

Miscellaneous	12,997	11,998	11,268

Total expenses	11,453,198	8,506,900	2,427,674

Less: investment management fees waived	(733,062)	(497,163)	(128,631)

custody credits earned on cash balances	(35,182)	(23,109)	(7,636)

Net expenses	10,684,954	7,986,628	2,291,407

Net Investment Income	40,587,743	24,842,170	6,126,964

Realized and Change In Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,737,988	4,133,822	377,209

Futures contracts	(16,930,807)	(11,183,508)	(2,997,797)

Options written	1,336,920	918,253	235,823

Net change in unrealized appreciation/depreciation of:
Investments	(111,322,831)	(65,631,188)	(14,861,172)

Futures contracts	589,304	468,678	103,097

Swaps	(5,896,675)	(3,985,072)	(1,141,808)

Net realized and change in unrealized loss on investments, futures contracts, options written and swaps	(122,486,101)	(75,279,015)	(18,284,648)

Net Decrease in Net Assets Resulting from Investment Operations	(81,898,358)	(50,436,845)	(12,157,684)

Dividends on Preferred Shares from Net Investment Income	(9,396,018)	(6,269,965)	(1,631,983)

Net Decrease in Net Assets Applicable to Shareholders Resulting from Investment Operations	$(91,294,376)	$(56,706,810)	$(13,789,667)

28 PIMCO Municipal Income Funds III Annual Report   9.30.08   See accompanying Notes to Financial Statements

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PIMCO Municipal Income Funds III Statements of Changes in Net Assets
Applicable to Common Shareholders

	Municipal III
	Year ended	Year ended
	September 30,	September 30,
	2008	2007
Investment Operations:
Net investment income	$40,587,743	$36,929,364

Net realized gain (loss) on investments, futures contracts and options written	(5,855,899)	4,167,656

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written and swaps	(116,630,202)	(16,790,726)

Net increase (decrease) in net assets resulting from investment operations	(81,898,358)	24,306,294

Dividends on Preferred Shares from Net Investment Income	(9,396,018)	(9,548,808)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(91,294,376)	14,757,486

Dividends to Common Shareholders from Net Investment Income	(26,568,968)	(26,397,297)

Capital Share Transactions:
Reinvestment of dividends	2,874,798	3,042,593

Total decrease in net assets applicable to common shareholders	(114,988,546)	(8,597,218)

Net Assets Applicable to Common Shareholders:
Beginning of year	457,914,118	466,511,336

End of year (including undistributed (dividends in excess of) net investment income of $4,009,960 and $(612,794); $1,707,824 and $(1,366,248); $669,514 and $(318,262), respectively)	$342,925,572	$457,914,118

Common Shares Issued in Reinvestment of Dividends	206,774	202,633

30 PIMCO Municipal Income Funds III Annual Report   9.30.08   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III Statements of Changes in Net Assets
Applicable to Common Shareholders (continued)

California Municipal III		New York Municipal III
Year ended	Year ended	Year ended	Year ended
September 30,	September 30,	September 30,	September 30,
2008	2007	2008	2007
$24,842,170	$23,096,778	$6,126,964	$5,690,778

(6,131,433)	1,814,644	(2,384,765)	1,013,886

(69,147,582)	(7,584,274)	(15,899,883)	(3,634,317)

(50,436,845)	17,327,148	(12,157,684)	3,070,347

(6,269,965)	(6,244,266)	(1,631,983)	(1,607,055)

(56,706,810)	11,082,882	(13,789,667)	1,463,292

(15,524,827)	(18,727,275)	(3,476,109)	(4,316,067)

709,712	1,365,933	—	433,794

(71,521,925)	(6,278,460)	(17,265,776)	(2,418,981)

311,957,824	318,236,284	80,417,107	82,836,088

$240,435,899	$311,957,824	$63,151,331	$80,417,107

53,487	86,683	—	28,231

See accompanying Notes to Financial Statements   9.30.08   PIMCO Municipal Income Funds III Annual Report 31

PIMCO Municipal Income Fund III Statement of Cash Flows
Year ended September 30, 2008

Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(116,947,731)

Proceeds from sales of long-term investments	204,698,831

Increase in deposits with brokers for futures collateral	(1,905,000)

Interest received	40,035,935

Net cash used for swap transactions	(5,764,508)

Operating expenses paid	(5,507,648)

Net cash used for futures transactions	(18,126,503)

Net cash provided by options written	1,336,920

Net decrease in short-term investments	6,078,283

Net cash provided by operating activities	103,898,579

Cash Flows used for Financing Activities:
Cash dividends paid (excluding reinvestment of $2,874,798)	(32,844,420)

Payments to retire floating rate notes	(104,242,945)

Cash receipts on issuance of floating rate notes	34,624,666

Net cash used for financing activities*	(102,462,699)

Net increase in cash	1,435,880

Cash at beginning of year	2,631,685

Cash at end of year	4,067,565

Reconciliation of Net Decrease in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Net decrease in net assets resulting from investment operations	(81,898,358)

Increase in deposits with brokers for futures contracts collateral	(1,905,000)

Decrease in receivable for investments sold	60,000

Increase in payable for investments purchased	19,703,510

Increase in proceeds payable from retirement of floating rate notes	7,019,500

Increase in interest receivable	(1,173,869)

Increase in premium for swaps purchased	(5,764,508)

Decrease in prepaid expenses and other assets	6,883

Increase in investment management fees payable	1,783

Increase in net unrealized depreciation of swaps	5,896,675

Increase in net receivable for variation margin on futures contracts	(1,785,000)

Decrease in accrued expenses and other liabilities	(252,325)

Net decrease in investments	163,989,288

Net cash provided by operating activities	$103,898,579

*	Supplemental Disclosure

Non-cash financing activity not included consists of interest expense on floating rate notes issued of $5,420,965.

32 PIMCO Municipal Income Funds III Annual Report   9.30.08   See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund III Statement of Cash Flows
Year ended September 30, 2008

Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(41,514,446)

Proceeds from sales of long-term investments	128,716,303

Increase in deposits with brokers for futures collateral	(1,420,000)

Interest received	26,731,997

Net cash used for swap transactions	(3,895,748)

Operating expenses paid	(3,625,762)

Net cash provided by options written	918,253

Net cash used for futures transactions	(11,923,424)

Net increase in short-term investments	(1,960,552)

Net cash provided by operating activities	92,026,621

Cash Flows used for Financing Activities:
Cash dividends paid (excluding reinvestment of $709,712)	(20,784,107)

Payments to retire floating rate notes	(86,589,476)

Cash receipts on issuance of floating rate notes	15,225,000

Net cash used for financing activities*	(92,148,583)

Net decrease in cash	(121,962)

Cash at beginning of year	2,132,818

Cash at end of year	2,010,856

Reconciliation of Net Decrease in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Net decrease in net assets resulting from investment operations	(50,436,845)

Increase in deposits with brokers for futures contracts collateral	(1,420,000)

Increase in payable for investments purchased	1,906,688

Increase in proceeds payable from retirement of floating rate notes	5,640,000

Increase in interest receivable	(136,693)

Increase in premium for swaps purchased	(3,895,748)

Decrease in prepaid expenses and other assets	4,799

Increase in investment management fees payable	1,015

Increase in net unrealized depreciation of swaps	3,985,072

Increase in net receivable for variation margin on futures contracts	(1,208,594)

Decrease in accrued expenses and other liabilities	(142,719)

Net decrease in investments	137,729,646

Net cash provided by operating activities	$92,026,621

*	Supplemental Disclosure

Non-cash financing activity not included consists of interest expense on floating rate notes issued of $4,497,771.

See accompanying Notes to Financial Statements   9.30.08   PIMCO Municipal Income Funds III Annual Report 33

PIMCO New York Municipal Income Fund III Statement of Cash Flows
Year ended September 30, 2008

Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(10,747,957)

Proceeds from sales of long-term investments	20,322,793

Increase in deposits with brokers for futures collateral	(450,000)

Interest received	6,673,143

Net cash used for swap transactions	(1,116,218)

Operating expenses paid	(1,050,798)

Net cash used for futures transactions	(3,240,012)

Net cash provided by options written	235,823

Net decrease in short-term investments	3,131,762

Net cash provided by operating activities	13,758,536

Cash Flows used for Financing Activities:
Cash dividends paid	(5,125,734)

Payments to retire floating rate notes	(20,037,667)

Cash receipts on issuance of floating rate notes	10,225,000

Net cash used for financing activities*	(14,938,401)

Net decrease in cash	(1,179,865)

Cash at beginning of year	1,343,665

Cash at end of year	163,800

Reconciliation of Net Decrease in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Net decrease in net assets resulting from investment operations	(12,157,684)

Increase in deposits with brokers for futures contracts collateral	(450,000)

Decrease in receivable for investments sold	60,000

Increase in payable for investments purchased	3,461

Increase in proceeds payable from retirement of floating rate notes	802,000

Increase in interest receivable	(229,104)

Increase in premium for swaps purchased	(1,116,218)

Decrease in prepaid expenses and other assets	886

Increase in investment management fees payable	1,314

Increase in net unrealized depreciation on swaps	1,141,808

Increase in net receivable for variation margin on futures contracts	(345,312)

Decrease in accrued expenses and other liabilities	(37,461)

Net decrease in investments	26,084,846

Net cash provided by operating activities	$13,758,536

*	Supplemental Disclosure

Non-cash financing activity not included consists of interest expense on floating rate notes issued of $1,275,870.

34 PIMCO Municipal Income Funds III Annual Report   9.30.08   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2008

1. Organization and Significant Accounting Policies
PIMCO Municipal Income Fund III (“Municipal III”), PIMCO California Municipal Income Fund III (“California Municipal III”) and PIMCO New York Municipal Income Fund III (“New York Municipal III”), collectively referred to as the “Funds” or “PIMCO Municipal Income Funds III”, were organized as Massachusetts business trusts on August 20, 2002. Prior to commencing operations on October 31, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value common stock authorized.

Under normal market conditions, Municipal III invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will generally seek to avoid bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been asserted. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at September 30, 2008. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In September 2006, FASB issued Statement of Financial Accounting Standards (“SFAS”) 157, “Fair Value Measurements”, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing SFAS 157 against their current valuation policies to determine the effect the adoption of this standard will have on the Funds.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Funds’ management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years ending after November 15, 2008. FSP applies to certain credit derivatives, hybrid instruments that have embedded credit

9.30.08   PIMCO Municipal Income Funds III Annual Report 35

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2008

1. Organization and Significant Accounting Policies (continued)

derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Management is currently evaluating the impact of this new requirement.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. Each Fund’s net asset value is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock
The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(e) Futures Contracts
A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities, equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the

36 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2008

1. Organization and Significant Accounting Policies (continued)

contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Option Transactions
The Funds may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from the current market value.

(g) Interest Rate Swaps
The Funds may enter into interest rate swap contracts (“swaps”) for investment purposes, to manage their interest rate risk or to add leverage.

Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received (paid) by the Funds are included as part of realized gain (loss) and net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statements of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statements of Operations.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(h) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (“RIBs”) / Residual Interest Tax Exempt Bonds (“RITEs”)
The Funds invest in RIBs and RITEs collectively, (“Inverse Floaters”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (“FASB Statement No. 140”), the Funds account for the transaction described

9.30.08   PIMCO Municipal Income Funds III Annual Report 37

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2008

1. Organization and Significant Accounting Policies (continued)

above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for floating rate notes” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a Fixed Rate Bond into a Trust, which are not accounted for as secured borrowings.

Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset typically every 7 to 35 days by an index or auction process. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than an investment in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

(i) Interest Expense
Interest expense relates to the Funds’ liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions. Interest expense is recorded as incurred.

(j) Custody Credits Earned on Cash Balances
The Funds benefit from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

2. Investment Manager/Sub-Adviser
The Funds have Investment Management Agreements (collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Funds pay the Investment Manager an annual fee, payable on a monthly basis, at an annual rate of 0.65% of each Funds’ average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce each Funds’ expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fees for each Fund at the annual rate of 0.15% of each Funds’ average daily net assets, including net assets attributable to any preferred shares that may be outstanding through October 31, 2007. On November 1, 2007, the contractual fee waiver was reduced to 0.10% of each Funds’ average daily net assets inclusive of net assets attributable to any preferred shares that may be outstanding through October 31, 2008, and for a declining amount thereafter through October 31, 2009. For the fiscal year ended September 30, 2008, each Fund paid investment management fees at an annualized effective rate of 0.55% of each Fund’s average daily net assets inclusive of net assets attributable to any preferred shares that may be outstanding.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities
For the year ended September 30, 2008, purchases and sales of investments, other than short-term securities and U.S. government obligations, were:

		California	New York
	Municipal III	Municipal III	Municipal III

Purchases	$143,670,741	$49,061,134	$11,553,418
Sales	205,002,131	129,310,824	20,562,043

38 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2008

3. Investments in Securities (continued)

(a) Futures contracts outstanding at September 30, 2008:

			Market
			Value	Expiration	Unrealized
Fund	Type	Contracts	(000)	Date	Appreciation

Municipal III:	Short: U.S. Treasury Bond Futures	(672)	$(78,740)	12/19/08	$509,265

California Municipal III:	Short: U.S. Treasury Bond Futures	(455)	$(53,313)	12/19/08	$344,810

New York Municipal III:	Short: U.S. Treasury Bond Futures	(130)	$(15,232)	12/19/08	$98,511

Municipal III, California Municipal III and New York Municipal III pledged $1,905,000, $1,420,000 and $450,000, respectively, in cash as collateral for futures contracts.

(b) Transactions in options written for the year ended September 30, 2008:

	Contracts	Premiums

Municipal III:
Options outstanding, September 30, 2007	—	$—
Options written	1,873	1,336,920
Options expired	(1,873)	(1,336,920)

Options outstanding, September 30, 2008	—	$—

California Municipal III:
Options outstanding, September 30, 2007	—	$—
Options written	1,285	918,253
Options expired	(1,285)	(918,253)

Options outstanding, September 30, 2008	—	$—

New York Municipal III:
Options outstanding, September 30, 2007	—	$—
Options written	330	235,823
Options expired	(330)	(235,823)

Options outstanding, September 30, 2008	—	$—

9.30.08   PIMCO Municipal Income Funds III Annual Report 39

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2008

3. Investments in Securities (continued)

(c) Interest rate swap agreements outstanding at September 30, 2008:

			Rate Type
	Notional		Payments	Payments
	Amount	Termination	Made by	Received by	Unrealized
Swap Counterparty	(000)	Date	Fund	Fund	Depreciation

Municipal III:
Morgan Stanley	$115,600	12/18/2033	5.00%	3-Month USD-LIBOR	$(4,337,177)
Royal Bank of Scotland	44,500	12/18/2033	5.00%	3-Month USD-LIBOR	(1,559,498)

					(5,896,675)

California Municipal III:
Morgan Stanley	$78,100	12/18/2033	5.00%	3-Month USD-LIBOR	$(2,930,221)
Royal Bank of Scotland	30,100	12/18/2033	5.00%	3-Month USD-LIBOR	(1,054,851)

					(3,985,072)

New York Municipal III:
Morgan Stanley	$22,400	12/18/2033	5.00%	3-Month USD-LIBOR	$(840,422)
Royal Bank of Scotland	8,600	12/18/2033	5.00%	3-Month USD-LIBOR	(301,386)

					$(1,141,808)

LIBOR – London Inter-Bank Offered Rate

Municipal III, California Municipal III and New York Municipal III received $1,600,000, $1,500,000 and $100,000 principal value, respectively, in U.S. Treasury Bills as collateral for swaps.

4. Income Tax Information

Municipal III:

The tax character of dividends paid were:

	Year ended	Year ended
	September 30, 2008	September 30, 2007

Ordinary Income	$1,385,853	$1,486,090
Tax Exempt Income	$34,579,133	$34,460,015

At September 30, 2008, the tax character of distributable earnings of $4,009,960 was comprised entirely of tax-exempt income.

In accordance with U.S. Treasury regulations, Municipal III elected to defer realized capital losses of $2,005,016 arising after October 31, 2007. Such losses are treated for tax purposes as arising on October 1, 2008.

At September 30, 2008, Municipal III had a capital loss carryforward of $26,396,480 ($14,905,572 of which will expire in 2013, $9,012,699 of which will expire in 2014 and $2,478,209 of which will expire in 2016), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended September 30, 2008, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions. These adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss by $3.

40 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2008

4. Income Tax Information (continued)

California Municipal III:

The tax character of dividends paid were:

	Year ended	Year ended
	September 30, 2008	September 30, 2007

Ordinary Income	$900,179	$1,020,966
Tax Exempt Income	$20,894,613	$23,950,575

At September 30, 2008, the tax character of distributable earnings of $1,707,824 was comprised entirely of tax-exempt income.

In accordance with U.S. Treasury regulations, California Municipal III elected to defer realized capital losses of $1,361,711 arising after October 31, 2007. Such losses are treated for tax purposes as arising on October 1, 2008.

At September 30, 2008, California Municipal III had a capital loss carryforward of $21,624,581 ($522,414 of which will expire in 2012, $11,508,959 of which will expire in 2013, $8,216,646 of which will expire in 2014 and $1,376,562 of which will expire in 2016), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended September 30, 2008, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions. These adjustments were to increase undistributed net investment income and increase accumulated net realized loss by $26,694.

New York Municipal III:

The tax character of dividends paid were:

	Year ended	Year ended
	September 30, 2008	September 30, 2007

Ordinary Income	$142,888	$154,375
Tax Exempt Income	$4,965,204	$5,768,747

At September 30, 2008, the tax character of distributable earnings of $669,514 was comprised entirely of tax-exempt income.

In accordance with U.S. Treasury regulations, New York Municipal III elected to defer realized capital losses of $1,937,791 arising after October 31, 2007. Such losses are treated for tax purposes as arising on October 1, 2008.

At September 30, 2008, New York Municipal III had a capital loss carryforward of $4,215,121 ($2,183,511 of which will expire in 2013, $1,605,360 of which will expire in 2014 and $426,250 of which will expire in 2016), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended September 30, 2008, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions. These adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss by $31,096.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments for the Funds at September 30, 2008 were:

		Gross	Gross	Net
	Cost of	Unrealized	Unrealized	Unrealized
	Investments	Appreciation	Depreciation	Depreciation

Municipal III	$701,570,602	$13,972,628	$(91,465,433)	$(77,492,805)
California Municipal III	463,947,635	10,580,074	(51,072,314)	(40,492,240)
New York Municipal III	117,188,822	1,713,770	(10,127,112)	(8,413,342)

The difference between book and tax depreciation is primarily attributable to inverse floater transactions.

9.30.08   PIMCO Municipal Income Funds III Annual Report 41

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2008

4. Income Tax Information (continued)

5. Auction-Rate Preferred Shares
Municipal III has issued 2,160 shares of Preferred Shares Series A, 2,160 shares of Preferred Shares Series B, 2,160 shares of Preferred Shares Series C, 2,160 shares of Preferred Shares Series D and 2,160 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

California Municipal III has issued 3,700 shares of Preferred Shares Series A and 3,700 shares of Preferred Shares Series B, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

New York Municipal III has issued 1,880 shares of Preferred Shares Series A with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended September 30, 2008, the annualized dividend rates ranged from:

	High	Low	At September 30, 2008

Municipal III:
Series A	11.347%	2.400%	8.499%
Series B	12.565%	2.000%	12.565%
Series C	12.261%	1.000%	12.261%
Series D	11.728%	2.000%	11.728%
Series E	10.205%	2.483%	10.205%
California Municipal III:
Series A	12.565%	2.350%	12.565%
Series B	11.728%	2.459%	11.728%
New York Municipal III:
Series A	11.347%	2.448%	8.499%

The Funds are subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

Preferred shares, which are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds has been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds has consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” as the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Funds, and the Funds’ outstanding common shares continue to trade on the NYSE. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

42 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2008

5. Auction-Rate Preferred Shares (continued)

6. Subsequent Common Dividend Declarations
On October 1, 2008, the following dividends were declared to common shareholders payable November 3, 2008 to shareholders of record on October 11, 2008:

Municipal III	$0.070 per common share
California Municipal III	$0.060 per common share
New York Municipal III	$0.0525 per common share

On November 3, 2008, the following dividends were declared to common shareholders payable December 1, 2008 to shareholders of record on November 13, 2008:

Municipal III	$0.070 per common share
California Municipal III	$0.060 per common share
New York Municipal III	$0.0525 per common share

7. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the ‘Commission‘) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements allege that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager, the Sub-Adviser and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

9.30.08   PIMCO Municipal Income Funds III Annual Report 43

PIMCO Municipal Income Fund III Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended September 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$14.53	$14.90	$14.68	$14.36	$14.05

Investment Operations:
Net investment income	1.29	1.17	1.12	1.14	1.18

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(3.87)	(0.40)	0.26	0.36	0.22

Total from investment operations	(2.58)	0.77	1.38	1.50	1.40

Dividends on Preferred Shares from Net Investment Income	(0.30)	(0.30)	(0.27)	(0.18)	(0.09)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(2.88)	0.47	1.11	1.32	1.31

Dividends to Common Shareholders from Net Investment Income	(0.84)	(0.84)	(0.89)	(1.00)	(1.00)

Net asset value, end of year	$10.81	$14.53	$14.90	$14.68	$14.36

Market price, end of year	$11.17	$15.05	$15.70	$15.49	$14.30

Total Investment Return (1)	(21.07)%	1.38%	7.69%	15.95%	8.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$342,926	$457,914	$466,511	$457,487	$445,679

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	2.48%	2.73%	2.71%	1.97%	1.54%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.23%	1.10%	1.06%	1.03%	1.05%

Ratio of net investment income to average net assets (2)(5)	9.39%	7.90%	7.71%	7.74%	8.25%

Preferred shares asset coverage per share	$56,709	$67,378	$68,179	$67,352	$66,261

Portfolio turnover	17%	10%	15%	3%	13%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each year and a sale of a share of common stock at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(j) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the fiscal years indicated above, the Investment Manager waived a portion of its investment management fee. (See Note 2 in Notes to Financial Statements). The effect of such waiver relative to the average net assets of common shareholders was 0.17%, 0.24%, 0.24%, 0.24% and 0.24% for the years ended September 30, 2008, September 30, 2007, September 30, 2006, September 30, 2005 and September 30, 2004, respectively.

44 PIMCO Municipal Income Funds III Annual Report   9.30.08   See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund III Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended September 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$14.48	$14.83	$14.80	$14.12	$13.43

Investment Operations:
Net investment income	1.15	1.07	1.11	1.14	1.23

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(3.49)	(0.26)	0.13	0.65	0.51

Total from investment operations	(2.34)	0.81	1.24	1.79	1.74

Dividends on Preferred Shares from Net Investment Income	(0.29)	(0.29)	(0.25)	(0.15)	(0.09)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(2.63)	0.52	0.99	1.64	1.65

Dividends to Common Shareholders from Net Investment Income	(0.72)	(0.87)	(0.96)	(0.96)	(0.96)

Net asset value, end of year	$11.13	$14.48	$14.83	$14.80	$14.12

Market price, end of year	$10.54	$14.20	$16.94	$15.11	$13.74

Total Investment Return (1)	(21.60)%	(11.38)%	19.43%	17.48%	8.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$240,436	$311,958	$318,236	$315,963	$300,860

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	2.75%	2.94%	2.69%	1.94%	1.55%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.21%	1.16%	1.06%	1.05%	1.08%

Ratio of net investment income to average net assets (2)(5)	8.53%	7.26%	7.56%	7.82%	8.79%

Preferred shares asset coverage per share	$57,426	$67,140	$67,993	$67,692	$65,650

Portfolio turnover	8%	7%	7%	5%	33%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each year and a sale of a share of common stock at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(j) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the fiscal years indicated above, the Investment Manager waived a portion of its investment management fee. (See Note 2 in Notes to Financial Statements). The effect of such waiver relative to the average net assets of common shareholders was 0.17%, 0.24%, 0.24%, 0.24% and 0.24% for the years ended September 30, 2008, September 30, 2007, September 30, 2006, September 30, 2005 and September 30, 2004, respectively.

See accompanying Notes to Financial Statements   9.30.08   PIMCO Municipal Income Funds III Annual Report 45

PIMCO New York Municipal Income Fund III Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended September 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$14.57	$15.09	$15.03	$14.41	$14.14

Investment Operations:
Net investment income	1.11	1.03	1.07	1.13	1.19

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(3.30)	(0.48)	0.13	0.61	0.12

Total from investment operations	(2.19)	0.55	1.20	1.74	1.31

Dividends on Preferred Shares from Net Investment Income	(0.30)	(0.29)	(0.26)	(0.16)	(0.08)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(2.49)	0.26	0.94	1.58	1.23

Dividends to Common Shareholders from Net Investment Income	(0.63)	(0.78)	(0.88)	(0.96)	(0.96)

Net asset value, end of year	$11.45	$14.57	$15.09	$15.03	$14.41

Market price, end of year	$10.00	$13.57	$16.45	$16.04	$14.30

Total Investment Return (1)	(22.55)%	(13.12)%	8.73%	19.65%	11.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$63,151	$80,417	$82,836	$82,043	$78,465

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	3.02%	3.18%	2.89%	2.36%	1.73%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.34%	1.31%	1.16%	1.24%	1.19%

Ratio of net investment income to average net assets (2)(5)	8.04%	6.89%	7.23%	7.54%	8.23%

Preferred shares asset coverage per share	$58,583	$67,749	$69,042	$68,627	$66,732

Portfolio turnover	7%	12%	8%	4%	12%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each year and a sale of a share of common stock at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(j) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the fiscal years indicated above, the Investment Manager waived a portion of its investment management fee. (See Note 2 in Notes to Financial Statements). The effect of such waiver relative to the average net assets of common shareholders was 0.17%, 0.24%, 0.24%, 0.24% and 0.24% for the years ended September 30, 2008, September 30, 2007, September 30, 2006, September 30, 2005 and September 30, 2004, respectively.

46 PIMCO Municipal Income Funds III Annual Report   9.30.08   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of:
PIMCO Municipal Income Fund III,
PIMCO California Municipal Income Fund III and
PIMCO New York Municipal Income Fund III

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (collectively hereafter referred to as the “Funds”) at September 30, 2008, the results of each of their operations and of cash flows for the year then ended, changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2008

9.30.08   PIMCO Municipal Income Funds III Annual Report 47

PIMCO Municipal Income Funds III
Tax Information/Annual Shareholder Meeting Results/Appointment of New Trustee (unaudited)
Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year ended (September 30, 2008) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, please note that substantially all dividends paid from net investment income from the Funds during the tax period ended September 30, 2008 were federally exempt interest dividends. However, the Funds invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentages of dividends paid from net investment income during the tax period which are taxable were:

Municipal Income III	3.85%
California Municipal Income III	4.13%
New York Municipal Income III	2.80%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2008. In January 2009, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2008. The amount that will be reported will be the amount to use on your 2008 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended September 30, 2008. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2009, for Municipal Income III, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meeting Results:

The Funds held their annual meeting of shareholders on December 18, 2007. Common/Preferred shareholders voted as indicated below:

		Withheld
	Affirmative	Authority

Municipal III
Election of John J. Dalessandro II* – Class II to serve until 2010	9,491	56
Election of John C. Maney – Class III to serve until 2008	28,807,559	394,092
Election of R. Peter Sullivan III – Class II to serve until 2010	28,764,653	436,998

California Municipal III
Election of John J. Dalessandro II* – Class II to serve until 2010	5,924	—
Election of John C. Maney – Class III to serve until 2008	19,076,481	261,757
Election of R. Peter Sullivan III – Class II to serve until 2010	19,076,076	261,162

New York Municipal III
Election of John J. Dalessandro II* – Class II to serve until 2010	1,759	—
Election of John C. Maney – Class III to serve until 2008	4,818,599	117,873
Election of R. Peter Sullivan III – Class II to serve until 2010	4,832,532	103,940

Messrs. Hans W. Kertess, Paul Belica, Robert E. Connor* and William B. Ogden, IV continue to serve as Trustees of the Funds.

*	Preferred Shares Trustee. Mr. Dalessandro served as a Class II Trustee of the Funds until his death on September 14, 2008.

Appointment of New Trustee:

In May 2008, the Funds’ Board of Trustees appointed Diana L. Taylor as a Trustee.

48 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Funds III Matters Relating to the Trustees’
Consideration of the Investment Management
and Portfolio Management Agreements
(unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Funds’ Investment Management Agreements (the “Advisory Agreements”) with the Investment Manager and Portfolio Management Agreements (the “Sub-Advisory Agreements”, and together with the Advisory Agreements, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met on June 10-11, 2008 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Funds’ Advisory Agreements and the Sub-Advisory Agreements should be approved for a one-year period commencing July 1, 2008.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Funds identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Funds for the twelve months ended March 31, 2008, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations (described below), although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s ability to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as

9.30.08   PIMCO Municipal Income Funds III Annual Report 49

PIMCO Municipal Income Funds III Matters Relating to the Trustees’
Consideration of the Investment Management
and Portfolio Management Agreements
(unaudited)

during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

For each of the Funds, the Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expenses and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Funds compared to the their Lipper peer categories. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

Municipal III:

The Trustees noted that Municipal III had outperformed its peer group’s low returns but had underperformed its peer group’s median and high returns for the one-year and three-year periods ended Mach 31, 2008. The Trustees also noted that Municipal III had outperformed its peer group’s median and low returns but had underperformed its peer group’s high returns for the five-year period ended March 31, 2008. The Trustees also noted that Municipal III’s expense ratio (after taking into account waivers) was below the high for its peer group but above the median and the low for its peer group.

California Municipal III:

The Trustees noted that California Municipal III had outperformed its peer group’s low returns but had underperformed its peer group’s median and high returns for the one-year and three-year periods ended March 31, 2008. The Trustees noted that California Municipal III had outperformed its peer group’s median and low returns but had underperformed its peer group’s high returns for the five-year period ended March 31, 2008. The Trustees also noted the California Municipal III’s expense ratio (after taking into account waivers) was above the median and low for its peer group and was in line with its peer high group.

New York Municipal III:

The Trustees noted that New York Municipal III had outperformed its peer group’s low returns but had underperformed its peer group’s median and high returns for the one-year, three-year and five-year periods ended March 31, 2008. The Trustees also noted that New York Municipal III’s expense ratio (after taking into account waivers) was in line with the high for its peer group but above the median and the low for its peer high group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of each Fund with respect to the management fee paid to the Investment Manager.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Funds are also relatively higher, due in part to the more extensive regulatory regime to which the Funds are subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Funds, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue

50 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Funds III Matters Relating to the Trustees’
Consideration of the Investment Management
and Portfolio Management Agreements
(unaudited)

to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the respective Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with each Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

9.30.08   PIMCO Municipal Income Funds III Annual Report 51

PIMCO Municipal Income Funds III Privacy Policy/Proxy Voting Policies &
Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of the third party, but we may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is or will be available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

52 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Funds III Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PNC Global Investment Servicing., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

9.30.08   PIMCO Municipal Income Funds III Annual Report 53

PIMCO Municipal Income Funds III Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003
Term of office: Expected to stand for
  re-election at 2009 annual meeting of shareholders.
Trustee/Director of 35 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2002
Term of office: Expected to stand for
  re-election at 2008 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2002
Term of office: Expected to stand for
  re-election at 2009 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

John J. Dalessandro II* Date of Birth: 7/26/37 Trustee since: 2007 Trustee/Director of 35 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for re-election
  at 2009 annual meeting of shareholders.
Trustee/Director of 35 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2004
Term of office: Expected to stand for
  re-election at 2010 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

*	Mr. John J. Dalessandro II served as a Class II Trustee of the Funds until his death on September 14, 2008.

54 PIMCO Municipal Income Funds III Annual Report   9.30.08

PIMCO Municipal Income Funds III Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

Diana L. Taylor
Date of Birth: 2/16/55
Trustee since 2008
Term of office: Expected to stand for election
  at 2008 annual meeting of shareholders.
Trustee/Director of 31 Funds in Fund Complex
Trustee/Director of Brookfield Properties Corporation And Sotheby’s	Managing Director, Wolfensohn & Co., 2007-Present; Superintendent of Banks, State of New York, 2003-2007.

John C. Maney†
Date of Birth: 8/3/59
Trustee since 2006
Term of office: Expected to stand for
  re-election at 2008 annual meeting of shareholders.
Trustee/Director of 71 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund Complex	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

†	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P.; Member — Board of Directors, Chief Operating Officer and Chief Financial Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Management Board, Managing Director, Chief Operating Officer and Chief Financial Officer of Allianz Global Investors of America LLC; Managing Director, Chief Operating Officer and Chief Financial Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P., Allianz-Pac Life Partners LLC and Allianz Global Investors U.S. Retail LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Distributors LLC, Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Securities LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, StocksPLUS Management, Inc. and Vision Holdings LLC; Management Board and Chief Financial Officer of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member — Board of Directors and Chief Financial Officer of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about certain of the Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated October 28, 2002, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

9.30.08   PIMCO Municipal Income Funds III Annual Report 55

PIMCO Municipal Income Funds III Principle Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 39 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Fund Complex; Assistant Treasurer of 39 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Executive Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary & Chief Legal Officer of 74 funds in the Fund Complex and The Korea Fund, Inc;. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex. Formerly Accounting Manager Prudential Investments (2002-2005).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex. Formerly Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 74 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).

William V. Healy Date of Birth: 7/28/53 Assistant Secretary since: 2006	Executive Vice President and Chief Legal Officer-US Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 74 funds in the Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 74 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 74 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 74 funds in the Fund Complex and The Korea Fund, Inc.; formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

56 PIMCO Municipal Income Funds III Annual Report   9.30.08

Trustees and Principal Officers

Hans W. Kertess
  Trustee, Chairman of the Board of Trustees
Paul Belica
  Trustee
Robert E. Connor
  Trustee
John C. Maney
  Trustee
William B. Ogden, IV
  Trustee
R. Peter Sullivan III
  Trustee
Diana L. Taylor
  Trustee
Brian S. Shlissel
  President & Chief Executive Officer
Lawrence G. Altadonna
  Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
  Vice President, Secretary & Chief Legal Officer
Scott Whisten
  Assistant Treasurer
Richard J. Cochran
  Assistant Treasurer
Youse E. Guia
  Chief Compliance Officer
William V. Healy
  Assistant Secretary
Richard H. Kirk
  Assistant Secretary
Kathleen A. Chapman
  Assistant Secretary
Lagan Srivastava
Assistant Secretary
Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On December 26, 2007, the Funds submitted CEO annual certifications to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of the date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, each Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $22,679 in 2007 and $24,681 in 2008.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $5,348 in 2007 and $5,365 in 2008. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $9,666 in 2007 and $10,000 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO New York Municipal Income Fund III (the “Fund”)
AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND
On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Fund’s independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible
PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.
DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $2,784,338 and the 2008 Reporting Period was $864,608.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and Diana L. Taylor .
ITEM 6. SCHEDULE OF INVESTMENTS
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
PIMCO MUNICIPAL INCOME FUND III
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
PIMCO NEW YORK MUNICIPAL INCOME FUND III
(each a “TRUST”)
PROXY VOTING POLICY
1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of a Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.
2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of PIMCO, the Trusts’ current sub-adviser, is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.
3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.
4.	AGIFM and the sub-adviser of each Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.
5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of each Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trusts’ sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)
1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.
2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.
3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.
4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.
5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.
6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.
     The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.
     PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.
     Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
(a)(1)
     As of December 9, 2008, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund III (PMX), PIMCO California Municipal Income Fund III (PZC) and PIMCO New York Municipal Income Fund (PYN) (each a “Fund” and collectively, the “Funds”):
Mark V. McCray
Mr. McCray has been the portfolio manager for each of the Funds since inception (October 2002). Mr. McCray is a managing director in the Newport Beach office, a portfolio manager and a senior member of PIMCO’s investment strategy group. Prior to joining PIMCO in 2000, he worked for Goldman Sachs in New York, where he was vice president and co-head of municipal bond trading with the primary responsibility of handling the firm’s proprietary municipal trading. He has 20 years of investment experience and holds an MBA from the Wharton School of the University of Pennsylvania. He received undergraduate degrees from Temple University.
(a)(2)
     The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of September 30, 2008, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment		Other Pooled Investment
		Companies		Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Mark V. McCray	PMX	14	4,927.97	4	891.81	16	1,504.36
	PZC	14	5,114.78	4	891.81	16	1,504.36
	PYN	14	5,428.06	4	891.81	16	1,504.36
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.
(a) (3)
     As of September 30, 2008, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Funds:
     PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:
•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.
Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.
Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.
Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.
(a)(4)
     The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of 9/30/08.
PIMCO Municipal Income Fund III
PIMCO California Municipal Income Fund III
PIMCO New York Municipal Income Fund III

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mark V. McCray	None

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES
None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH — Code of Ethics
(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) PIMCO New York Municipal Income Fund III

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Dated: December 9, 2008

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Dated: December 9, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Dated: December 9, 2008

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Dated: December 9, 2008